                                                                   EXHIBIT 10.1


                             AMENDED AND RESTATED
                      MASTER MOTOR VEHICLE LEASE AGREEMENT
                           dated as of August 7, 1997


                                    between

                                   RCTR, INC.

                                 as Lessor, and

                                RYDER TRS, INC.

                                   as Lessee



AS SET FORTH IN SECTION 2.1(b) HEREOF, LESSOR HAS ASSIGNED TO THE AGENT (AS DEFINED HEREIN) ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO THIS LEASE. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION) NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE AGENT ON THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
SECTION 1.  CERTAIN DEFINITIONS.......................................................   1
   Section 1.1.  Certain Definitions..................................................   1
   Section 1.2.  Accounting and Financial Determinations..............................   1
   Section 1.3.  Cross References; Headings...........................................   2
   Section 1.4.  Interpretation.......................................................   2

SECTION 2.  GENERAL AGREEMENTS........................................................   2
   Section 2.1.  Operating Lease......................................................   2
   Section 2.2.  Leasing of Vehicles..................................................   3
   Section 2.3.  Lessee to Act as Lessor's Agent......................................   4
   Section 2.4.  Payment of Capitalized Cost by Lessor................................   4
   Section 2.5.  Non-liability of Lessor..............................................   4

SECTION 3.  TERM......................................................................   5
   Section 3.1.  Vehicle Lease Commencement Date......................................   5
   Section 3.2.  Lease Commencement Date..............................................   5

SECTION 4.  CONDITIONS PRECEDENT......................................................   5

SECTION 5.  RENT AND CHARGES..........................................................   6
   Section 5.1.  Payment of Rent......................................................   6
   Section 5.2.  Payment of Casualty Payments.........................................   6
   Section 5.3.  Payment of Disposition Proceeds......................................   6
   Section 5.4.  Late Payment.........................................................   6
   Section 5.5.  Making of Payments...................................................   6

SECTION 6.  CASUALTY OBLIGATION.......................................................   6

SECTION 7.  VEHICLE USE...............................................................   7

SECTION 8.  REGISTRATION; LICENSE; TRAFFIC SUMMONSES; PENALTIES AND FINES.............   7

SECTION 9.  MAINTENANCE AND REPAIRS...................................................   8

SECTION 10.  VEHICLE WARRANTIES.......................................................   8

SECTION 11.  DISPOSITION..............................................................   8

SECTION 12. TITLING; POWER OF ATTORNEY................................................   9
   Section 12.1.  Titling.............................................................   9
   Section 12.2.  Power of Attorney...................................................   9
   Section 12.3.  Title Documentation.................................................  10
   Section 12.4.  Certificate of Title................................................  12
   Section 12.5.  Reports.............................................................  12

SECTION 13.  GENERAL INDEMNITY........................................................  12
   Section 13.1.  Indemnity of the Lessor.............................................  12
   Section 13.2.  Indemnity of the Lessee.............................................  14
   Section 13.3. Indemnification for Lessee Proceedings...............................  14

                                                                                     PAGE
                                                                                     ----
   Section 13.4.  Reimbursement Obligation by the Indemnifying Person.................  15
   Section 13.5.  Notice to Indemnifying Person of Claims.............................  15
   Section 13.6.  Defense of Claims...................................................  15

SECTION 14.  SUCCESSORS AND ASSIGNS; ASSIGNMENT.......................................  16

SECTION 15.  DEFAULT AND REMEDIES THEREFOR............................................  16
   Section 15.1.  Events of Default...................................................  16
   Section 15.2.  Effect of Lease Event of Default....................................  18
   Section 15.3.  Rights of Lessor upon Lease Event of Default........................  19
   Section 15.4.  Measure of Damages..................................................  20

SECTION 16.  INTENTIONALLY OMITTED....................................................  21

SECTION 17.  CERTIFICATION OF TRADE OR BUSINESS USE...................................  21

SECTION 18.  SURVIVAL.................................................................  21

SECTION 19.  RIGHTS OF LESSOR PLEDGED TO AGENT........................................  21

SECTION 20.  MODIFICATION AND SEVERABILITY............................................  22

SECTION 21.  CERTAIN REPRESENTATIONS AND WARRANTIES...................................  22
   Section 21.1.  Organization; Ownership; Power; Qualification.......................  22
   Section 21.2.  Authorization; Enforceability.......................................  23
   Section 21.3.  Compliance..........................................................  23
   Section 21.4.  Financial Information, Financial Condition..........................  24
   Section 21.5.  Litigation..........................................................  24
   Section 21.6.  Employee Benefit Plans..............................................  25
   Section 21.7.  Investment Company Act..............................................  25
   Section 21.8.  Regulations G, T, U and X...........................................  25
   Section 21.9.  Taxes...............................................................  25
   Section 21.10.  Governmental Authorizations........................................  25
   Section 21.11.  Absence of Default.................................................  26
   Section 21.12.  Compliance with Requirements of Law................................  26
   Section 21.13.  Eligible Vehicles..................................................  26
   Section 21.14.  Title to Assets....................................................  26
   Section 21.15.  Accuracy of Information............................................  26
   Section 21.16.  Solvency...........................................................  26
   Section 21.17.  Supplemental Documents True and Correct............................  27
   Section 21.18.  Condition of Vehicles..............................................  27
   Section 21.19.  Agreements.........................................................  27

SECTION 22.  CERTAIN AFFIRMATIVE COVENANTS............................................  27
Section 22.1.  Corporate Existence; Foreign Qualification.............................  27
Section 22.2.  Accounting Methods; Books, Records and Inspections.....................  28
Section 22.3.  Maintenance of Properties Related to Vehicles; Inspection of Vehicles..  29

                                                                                     PAGE
                                                                                     ----
   Section 22.4.  Insurance...........................................................  29
   Section 22.5.  Reporting Requirements..............................................  31
   Section 22.6.  Taxes and Obligations...............................................  31
   Section 22.7.  Compliance with Requirements of Law.................................  32
   Section 22.8.  Maintenance of Separate Existence...................................  32
   Section 22.9.  Sales Proceeds......................................................  32
   Section 22.10.  Protection from Liens..............................................  32
   Section 22.11.  Employee Benefits..................................................  33
   Section 22.12.  Collateral Agreement...............................................  33
   Section 22.13.  Cash Audit.........................................................  33

SECTION 23.  CERTAIN NEGATIVE COVENANTS...............................................  33
   Section 23.1.  Mergers, Consolidations.............................................  33
   Section 23.2.  Liens...............................................................  34
   Section 23.3.  Use of Vehicles.....................................................  34
   Section 23.4.  Financial Covenants.................................................  34

SECTION 24.  PAYMENTS BY LESSOR.......................................................  35

SECTION 25.  BANKRUPTCY PETITION AGAINST LESSOR.......................................  36

SECTION 26.  FORUM SELECTION AND CONSENT TO JURISDICTION..............................  36

SECTION 27.  GOVERNING LAW............................................................  36

SECTION 28.  JURY TRIAL...............................................................  37

SECTION 29.  NOTICES..................................................................  37

SECTION 30.  HEADINGS.................................................................  37

SECTION 31.  EXECUTION IN COUNTERPARTS................................................  38

SECTION 32.  EFFECTIVENESS............................................................  38

SECTION 33.  SEVERABILITY.............................................................  39

SECTION 34.  NO RECOURSE..............................................................  39

SECTION 35.  WAIVER OF SET-OFF........................................................  39

ATTACHMENT A      Vehicle Acquisition Schedule
ATTACHMENT B      Form of Certification of Trade or Business Use
ATTACHMENT C      Monthly Vehicle Statement
ATTACHMENT D      Form of Power of Attorney
ATTACHMENT E      Depreciation Rate For Initial Vehicles

SCHEDULE I        DEFINITIONS LIST
SCHEDULE II       AUTHORIZED EMPLOYEES

LEASE ANNEX

                              AMENDED AND RESTATED

                      MASTER MOTOR VEHICLE LEASE AGREEMENT


     This Amended and Restated Master Motor Vehicle Lease Agreement (the "Base
                                                                          ----
Lease" and, as supplemented by the Lease Annex, this "Agreement" or "Lease"),
-----                                                 ---------      -----
dated as of August 7, 1997, by and between RCTR, Inc., a Delaware corporation

("RCTR", "Leasco" or the "Lessor"), and Ryder TRS, Inc., a Delaware corporation
-------   ------          ------
("Ryder", "TRS" or the "Lessee") amends and restates the Master Motor Vehicle
  -----    ---          ------
Lease Agreement (the "Original Lease Agreement"), dated as of October 17, 1996,
                      ------------------------
by and between the Lessor and the Lessee.




                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Lessor has acquired certain Initial Vehicles (such capitalized term, together with all other capitalized terms used herein, shall have the meanings assigned thereto in Section 1) in connection with the
                                      ---------
acquisition (the "Acquisition") of substantially all of the assets of the
                  -----------
Consumer Truck Rental division of Ryder Truck Rental, Inc., a Florida corporation (the "Seller") pursuant to the Asset and Stock Purchase Agreement
                  ------
dated as of September 19, 1996, by and between the Seller and the Lessee; and

          WHEREAS, the Lessor and the Lessee entered into the Original Lease Agreement pursuant to which the Lessor leased to the Lessee Vehicles including Initial Vehicles for use in the Lessee's truck rental operations;

          NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          SECTION 1. CERTAIN DEFINITIONS.
                     -------------------

          Section 1.1. Certain Definitions. As used in this Agreement and unless
                       -------------------
the context requires a different meaning, capitalized terms not otherwise defined herein or in the Lease Annex hereto shall have the meanings assigned to such terms in the Definitions List, attached as Schedule I, as such Schedule I
                                                ----------          ----------
may be amended, supplemented or modified from time to time in accordance herewith (the "Definitions List").
               ----------------

          Section 1.2. Accounting and Financial Determinations. Where the
                       ---------------------------------------
character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement, in accordance with GAAP; provided, that if any change in GAAP in itself materially affects any such calculation or determination, Lessee may by notice to Lessor, or alternatively Lessor may by notice to Lessee, require that any such determination or calculation thereafter be made in accordance with GAAP as in effect, and applied by Lessor or Lessee, as the case may be, immediately before such change in GAAP occurs. When used herein, the term "financial statement" shall include the notes and schedules thereto.

          Section 1.3. Cross References; Headings. The words  "hereof",
                       --------------------------
"herein" and "hereunder" and words of a similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Annex, Section, Schedule and Exhibit references contained in this Agreement are references to Annexes, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition.

          Section 1.4. Interpretation. In this Agreement, unless the
                       --------------
context otherwise requires:

          (a) the singular includes the plural and vice versa;
                                                   ---- -----

          (b) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to any Person in a particular capacity only refers to such Person in such capacity;

          (c) reference to any gender includes the other gender;

          (d) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

          (e) "including" (and, with correlative meaning, "include") shall be deemed to be followed by the words "without limitation" and means including without limiting the generality of any description preceding such term;

          (f) "or" is not exclusive; and

          (g) with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

          SECTION 2. GENERAL AGREEMENTS.
                     ------------------

          Section 2.1. Operating Lease. (a)  Each of the Lessee and the Lessor
                       ---------------
intends that (i) this Agreement be an operating lease with respect to the Vehicles, and (ii) while various calculations performed pursuant to this Agreement are performed on a Vehicle-by-Vehicle basis, and the term of the Lease with respect to any Vehicle will be determined on an individual basis in accordance with the terms hereof, the parties hereto agree that this Agreement is intended to be a single lease governing the lease of the Fleet, and that neither party shall have a right to terminate this Lease with respect to a portion of the Vehicles subject hereto except as expressly provided in this Lease. The Lessee has the right, subject to the terms of this Agreement, to revise or amend Attachment C hereto from time to time without the consent of the Lessor, to reflect the Vehicles that are subject to this Agreement upon the date of such revision or amendment.

          (b) The Lessee hereby acknowledges that pursuant to the Collateral Agreement, the Lessor (through Finco) has granted to Citicorp USA, Inc., a Delaware corporation, as collateral agent (the "Agent") for the benefit of the
                                                -----
Secured Parties, a first priority security interest in all of the Lessor's right, title and interest in and to this Lease and the Vehicles. The Lessee hereby acknowledges that the Agent has obtained, as security for the liabilities of the Lessor under the Related Documents, a first priority perfected Lien on all Vehicles and all the Collateral.

          Section 2.2. Leasing of Vehicles. From time to time, subject to the
                       -------------------
terms and conditions hereof, the Lessor agrees to lease to the Lessee and the Lessee agrees to lease from the Lessor the Initial Vehicles and each Subsequently Acquired Vehicle identified in a vehicle order summary (each, a "Vehicle Order"). The Lessee shall make available to the Lessor, with respect
--------------
to (i) the Initial Vehicles as on July 31, 1997, on the Closing Date and (ii) the Initial Vehicles not included in clause (i) and any Subsequently Acquired Vehicle, no later than one Business Day prior to the Vehicle Lease Commencement Date for such Vehicle, in each case, (a) a schedule in substantially the form set forth in Attachment A hereto containing information concerning each of the Vehicles, (b) in the case of each new Vehicle, the total Capitalized Cost thereof as of the Vehicle Lease Commencement Date therefor and, in the case of each Vehicle that is not a new Vehicle, the Net Book Value thereof as of the end of the Related Month, (c) the number of months for which Lessee desires to lease such Vehicle, and (d) if requested by the Lessor with respect to any Subsequently Acquired Vehicle, each Vehicle Order, together with a schedule containing the information with respect to the Vehicles set forth in such Vehicle Order in substantially the form set forth in Attachment A hereto, or in such form as is otherwise requested by the Lessor (each schedule delivered pursuant to this Section 2.2, a "Vehicle Acquisition Schedule"). In addition,
                                 ----------------------------
the Lessee shall provide such other information regarding such Vehicles as the Lessor may reasonably require from time to time. The Lessor shall lease to the Lessee, and the Lessee shall lease from the Lessor, only Vehicles that are Eligible Vehicles. This Agreement and any documents constituting a Vehicle Order will constitute the entire agreement regarding the leasing of Vehicles by the Lessor to the Lessee. Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of a Manufacturer Ineligibility Event, the Lessee on behalf of the Lessor shall no longer place Vehicle Orders for additional Vehicles from such Manufacturer.

          Section 2.3. Lessee to Act as Lessor's Agent. The Lessor agrees that
                       -------------------------------
the Lessee may act as the Lessor's agent in filing claims on behalf of the Lessor for damage in transit, and other Manufacturer delivery claims related to the Vehicles leased hereunder; provided, however, that the Lessee shall be
                               --------  -------
liable to the Lessor for losses due to the Lessee's actions in performing as the Lessor's agent hereunder. In addition, the Lessor agrees that the Lessee shall make arrangements for delivery of Vehicles to a location selected by the Lessee at the Lessee's expense to the extent that any such expense has not been included in the Capitalized Cost of such Vehicle.

          Section 2.4. Payment of Capitalized Cost by Lessor. Upon receipt of
                       -------------------------------------
the Manufacturer's invoice and certificate of origin in respect of any Subsequently Acquired Vehicle, the Lessor or its agent shall pay or cause to be paid to the dealer or the related Manufacturer in accordance with such Manufacturer's payment terms, as applicable, the Capitalized Cost of such Vehicle as established by the invoice of the dealer or the Manufacturer, and the Lessee shall pay all applicable costs and expenses of freight, packing, handling, storage, shipment and delivery of such Vehicle to the extent that the same have not been included within the Capitalized Cost.

          Section 2.5. Non-liability of Lessor. The Lessor shall not be liable
                       -----------------------
to the Lessee for any failure or delay in obtaining Vehicles or making delivery thereof. AS BETWEEN THE LESSOR AND THE LESSEE, ACCEPTANCE FOR LEASE OF THE VEHICLES SHALL CONSTITUTE THE LESSEE'S ACKNOWLEDGMENT AND AGREEMENT THAT THE LESSEE HAS FULLY INSPECTED SUCH VEHICLES, THAT THE VEHICLES ARE IN GOOD WORKING ORDER AND CONDITION AND ARE OF THE MANUFACTURE, DESIGN, SPECIFICATIONS AND CAPACITY SELECTED BY THE LESSEE, THAT THE LESSEE IS SATISFIED THAT THE SAME ARE SUITABLE FOR THIS USE AND THAT THE LESSOR IS NOT A MANUFACTURER, AN AGENT OF THE MANUFACTURER OR OTHERWISE ENGAGED IN THE SALE OR DISTRIBUTION OF VEHICLES, HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO MERCHANTABILITY, CONDITION, QUALITY, CAPABILITY, WORKMANSHIP, DURABILITY OR SUITABILITY OF THE VEHICLE IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES OR USES OF THE LESSEE, OR ANY WARRANTY THAT THE LEASED VEHICLES WILL SATISFY THE REQUIREMENTS OF ANY LAW OR ANY CONTRACT SPECIFICATION, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO. THE LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIMS AGAINST THE LESSOR AND ANY LEASED VEHICLE FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER AND, AS TO THE LESSOR, THE LESSEE LEASES THE LEASED

VEHICLES "AS IS." The Lessor shall not be liable for any failure or delay in delivering any Vehicle ordered for lease pursuant to this Agreement, or for any failure to perform any provision hereof, resulting from fire or other casualty, natural disaster, riot, strike or other labor difficulty, governmental regulation or restriction, or any cause beyond the Lessor's direct control. IN NO EVENT SHALL THE LESSOR BE LIABLE FOR ANY INCONVENIENCES, LOSS OF PROFITS OR ANY OTHER CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, WHATSOEVER OR HOWSOEVER CAUSED, WHETHER RESULTING FROM ANY DEFECT IN OR ANY THEFT, DAMAGE, LOSS OR FAILURE OF ANY VEHICLE, OR OTHERWISE, AND THERE SHALL BE NO ABATEMENT OF RENT BECAUSE OF THE SAME.

          SECTION 3. TERM.
                     ----

          Section 3.1. Vehicle Lease Commencement Date. The "Vehicle Lease
                       -------------------------------       -------------
Commencement Date" shall mean, (i) for each Initial Vehicle, August 8, 1997, and
-----------------
(ii) for each Subsequently Acquired Vehicle, the date referenced in the Vehicle Acquisition Schedule with respect to such Vehicle, which in no event shall be later than the date that funds are expended by the Lessor to acquire such Vehicle (including the cargo box). A vehicle shall be deemed to be a Vehicle leased under this Lease on each day during the period (the "Vehicle Term")
                                                            ------------
commencing on the Vehicle Lease Commencement Date up to and ending on the Vehicle Lease Expiration Date.

          Section 3.2. Lease Commencement Date. The "Lease Commencement Date"
                       -----------------------       -----------------------
shall mean August 8, 1997.  The "Lease Expiration Date" shall mean the Vehicle
                                 ---------------------
Lease Expiration Date for the last Vehicle subject to lease by the Lessee hereunder. The "Term" of this Agreement shall mean the period commencing on the
                 ----
Lease Commencement Date and ending on the Lease Expiration Date.

          SECTION 4. CONDITIONS PRECEDENT. The agreement of the Lessor to make
                     --------------------
available any Vehicle for lease to the Lessee is subject to (a) the satisfaction of the conditions to effectiveness specified in Section 32 and (b) as of the
                                                ----------
Vehicle Lease Commencement Date for such Vehicle (i) no Potential Lease Event of Default or Lease Event of Default having occurred and be continuing on such date or would result from the making of such lease and (ii) the aggregate amount of funds expended by the Lessor to acquire or finance the acquisition of all Vehicles shall (x) be equal to the sum of (1) the Capitalized Cost of all Vehicles acquired or financed on such date plus (2) the Net Book Value of all
                                           ----
other Vehicles, and (y) not exceed the Maximum Lease Commitment; provided,
                                                                 --------
however, that such Maximum Lease Commitment may be exceeded at the sole
-------
discretion of the Lessor.

          SECTION 5. RENT AND CHARGES. The Lessee will pay Rent and certain
                     ----------------
other charges on a monthly basis as set forth in this Section 5:
                                                      ---------

          Section 5.1. Payment of Rent. On each Payment Date, the Lessee shall
                       ---------------
pay to the Lessor the aggregate of all Rent payable on such Payment Date with respect to the Vehicles, as provided in the Lease Annex.

          Section 5.2. Payment of Casualty Payments. On each Payment Date, the
                       ----------------------------
Lessee shall pay to the Lessor all Casualty Payments that have accrued with respect to the Vehicles as provided in Section 6.
                                       ---------

          Section 5.3. Payment of Disposition Proceeds. All payments payable to
                       -------------------------------
the Lessor with respect to any Vehicle shall be made directly to the Collateral Account (or as otherwise directed by the Lessor) including the proceeds from the sale or other disposition of Vehicles pursuant to Section 11 hereof. If any
                                                  ----------
such payments are received directly by the Lessee as the Lessor's agent, the Lessee shall deposit such payments in accordance with Section 22.9.
                                                      ------------

          Section 5.4. Late Payment. In the event the Lessee fails to remit
                       ------------
payment of any amount due under this Lease on or before the Payment Date, the amount not paid will be considered delinquent and the Lessee shall pay to the Lessor a late charge equal to the product of (a) the Variable Rate applied to the Determination Period ending on or next preceding the Payment Date plus 1%,
                                                                      ----
times (b) the delinquent amount for the period from the Payment Date to the date
-----
on which such delinquent amount is received by the Lessor, multiplied by (c) the
                                                           -------------
actual number of days elapsed during such period divided by 360.
                                                 ----------

          Section 5.5. Making of Payments. (a)  All payments to be made by the
                       ------------------
Lessee pursuant to this Section 5 shall be made by the Lessee to, or for the
                        ---------
account of, the Lessor in immediately available Dollars without setoff, counterclaim or deduction of any kind. All such payments shall be made to the Collateral Account (or such other account as designated by the Lessor) not later than 1:00 p.m., New York City time, on the date due; and funds received after that hour shall be deemed to have been received by or for the account of the Lessor on the next following Business Day.


          (b) If any payment of Rent falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day.

          SECTION 6. CASUALTY OBLIGATION. If a Vehicle becomes a Casualty, then
                     -------------------
the Lessee shall (a) promptly notify the Lessor of such occurrence and (b) on the Payment Date next succeeding the last day of the Related Month in which a Responsible Officer of the Lessee obtained actual knowledge that such Vehicle has become a Casualty pay to the Lessor an amount (a "Casualty Payment") equal
                                           ----------------
to the Net Book Value of such Vehicle, calculated as of the first day of the Related Month in which a Responsible Officer of the Lessee obtained actual knowledge that such Vehicle became a Casualty (net of Monthly Base Rent paid in respect of such Vehicle during such Related Month). Upon payment by the Lessee to the Lessor in accordance herewith of the Casualty Payment for any Vehicle that has become a Casualty, (i) the Lessor, upon request of the Lessee, shall cause title to such Vehicle, free and clear of all Liens, to be transferred to the Lessee to facilitate liquidation of such Vehicle by the Lessee, (ii) the Lessee shall be entitled to any physical damage insurance proceeds applicable to such Vehicle (if at such time the Lessee carries such insurance coverage) and
(iii) the lease of such Vehicle pursuant to this Agreement shall terminate.

          SECTION 7. VEHICLE USE. The Lessee shall use Vehicles leased hereunder
                      -----------
solely for the Lessee's truck rental operations. The Lessee shall promptly and duly execute, deliver, file and record all such documents, statements, filings and registrations, and take such further actions as the Lessor shall from time to time reasonably request in order to establish and maintain the Lessor's title to and interest in the Vehicles and the related Certificates of Title as against the Lessee or any third party in any applicable jurisdiction. The Lessee may, at the Lessee's sole expense and after having notified the Lessor of such intent, change the state of registration of any Vehicles. Within 60 days after any such change of location, the Lessee shall take all actions necessary to meet all material legal requirements applicable to such Vehicles. The Lessee shall not knowingly use any Vehicles, or knowingly permit the same to be used, for any unlawful purpose.

          SECTION 8. REGISTRATION; LICENSE; TRAFFIC SUMMONSES; PENALTIES AND
                     -------------------------------------------------------
FINES.  The Lessee, acting as Lessor's agent, at its expense, shall in the
-----
ordinary course of its business be responsible for proper registration, licensing and titling (pursuant to Section 12 below) of Vehicles. The Lessee shall pay or cause to be paid all registration fees, title fees, licensing fees, traffic summonses, penalties, judgments and fines incurred with respect to any Vehicle during the Vehicle Term for such Vehicle or imposed during the Vehicle Term for such Vehicle by any Governmental Authority or Court with respect to Vehicles in connection with the Lessee's operation of Vehicles, and any such amounts paid by the Lessor on the Lessee's behalf, will be reimbursed within thirty (30) days of the Lessor notifying the Lessee of such payment; provided,
                                                                     --------
however, that the Lessor shall not pay on the Lessee's behalf any traffic
-------
summons, or any penalty, judgment or fine for so long as such amount is being contested by the Lessee in good faith and by appropriate proceedings with respect to which adequate reserves have been established and are being maintained in accordance with GAAP; and provided, further, that the Lessee has
                                        --------  -------
agreed in writing to indemnify and hold the Lessor harmless from and against any and all loss, liability and expense arising out of such unpaid amounts (and, in any case, for so long as forfeiture of any Vehicles will not result from the failure to pay any such amounts).

    SECTION 9. MAINTENANCE AND REPAIRS. The Lessee shall perform or cause to be
               -----------------------
performed, and shall pay any costs for, all maintenance (both routine and unscheduled) and repairs, shall keep each Vehicle in good working order and condition, and shall maintain each Vehicle as required in order to keep the Manufacturer's warranty in force. The Lessee shall return each Vehicle to an authorized Manufacturer facility or the applicable Manufacturer's authorized warranty station (which may be a facility of the Lessee) for warranty work. The Lessee shall comply with any Manufacturer's recall of any Vehicle. The Lessee shall pay, or cause to be paid, all usual and routine expenses incurred in the use and operation of Vehicles including, but not limited to, fuel, lubricants, and coolants. The Lessor, upon thirty (30) days' prior notice to the Lessee, may pay any such expenses that have not otherwise been paid by, or on behalf of, the Lessee, and any expenses incurred by the Lessor on the Lessee's behalf for maintenance, repair, operation or use by the Lessee of Vehicles will promptly be reimbursed (in any event no later than the next Payment Date following such payment) by the Lessee to the Lessor in the amount paid by the Lessor. Any improvements or additions to a Vehicle shall become and remain the property of the Lessor, except that any addition or improvement to such a Vehicle made by the Lessee shall remain the property of the Lessee if it can be disconnected or removed from the Vehicle without impairing the functioning (including compliance with any Requirements of Law) of or resale value thereof, other than any function or value provided by such addition or improvement.

          SECTION 10. VEHICLE WARRANTIES. If a Vehicle is covered by a
                      ------------------
Manufacturer's warranty and subject to Section 9 hereof, the Lessee, during the
                                       ---------
Vehicle Term, shall have the right to make any claims under such warranty which the Lessor could make and to receive and retain related proceeds directly. As provided in Section 2.5, the Lessor makes no warranty or representation
            -----------
whatsoever, express or implied, with respect to any Vehicle.

          SECTION 11. DISPOSITION. (a) Prior to the end of the Vehicle Term, the
                      -----------
Lessee will, at its sole expense, (i) deliver each Vehicle (other than a Casualty) to the Lessor or (ii) dispose of it as Lessor's agent in accordance with the written instructions of the Lessor and pay the proceeds of such disposition to the Lessor in accordance with Section 5 hereof. In connection
                                             ---------
with the disposition of any Vehicle, the Lessee, as Lessor's agent, will execute and deliver the Certificate of Title and any other documents of transfer for such Vehicle in accordance with the written instructions of the Lessor. Any rebates or credits applicable to the unexpired term of any license plates for a Vehicle shall inure to the benefit of the Lessee.

          (b) In accordance with paragraph (a) of this Section 11, the Lessor
                                                       ----------
hereby instructs the Lessee not to dispose of any Vehicle if, after giving effect to such disposition, the number of Vehicles sold or otherwise disposed of by the Lessee as Lessor's agent pursuant to this Agreement would, during any month, exceed the Fleet Disposition Limit unless the aggregate Disposition Proceeds from such sales and dispositions would exceed the Net Book Value of all Vehicles sold or disposed of during such month (such Net Book Value to be measured for each Vehicle as of the date such Vehicle was or is to be sold or disposed of).

          SECTION 12. TITLING; POWER OF ATTORNEY; TITLE DOCUMENTATION;
                      ------------------------------------------------
CERTIFICATE OF TITLE; REPORTS.
-----------------------------

          Section 12.1 Titling. (a) With respect to each Initial Vehicle,
                       -------
Lessee, acting as Lessor's agent, has filed an application for, and shall obtain (no later than October 17, 1997) a Certificate of Title (complying with the provisions of Section 12.4 hereof) and a certificate of registration for
                  ------------
such Vehicle from each state or other jurisdiction in which such Vehicle is required to be titled or registered, except to the extent such Vehicle shall no longer be owned by Lessor.

          (b) With respect to each Subsequently Acquired Vehicle, pursuant to
Section 12.4 hereof, the Lessee, acting as Lessor's agent, shall, as soon as
------------
reasonably practicable, file an application for, and obtain, a Certificate of Title (complying with the provisions of Section 12.4 hereof) and a certificate
                                        ------------
of registration for such Vehicle from each state or other jurisdiction in which such Vehicle is required to be titled or registered, provided that in no event shall such filing be made later than five (5) days following the Vehicle Lease Commencement Date.

          (c) Lessee, acting as Lessor's agent, shall take such action as shall be necessary from time to time to avoid suspension, revocation or invalidation of any Certificates of Title, and to renew and maintain all certificates of registration, for the Vehicles. The Lessee shall not operate any Vehicle, or permit any Vehicle to be operated, in such a manner as could cause any Certificate of Title or registration for such Vehicle to be suspended, revoked, invalidated or otherwise adversely affected.

          Section 12.2. Power of Attorney. (a) The Lessor hereby makes,
                        -----------------
constitutes and appoints the Lessee as its true and lawful agent (and attorney-in-fact) for the purpose of taking such actions as are necessary (i) to note any Person as directed by the Lessor as the holder of a first lien on the Certificates of Title for the Vehicles (and to execute and file any related

Uniform Commercial Code financing statements or other documentation) and to cause the certificates of registration for the Vehicles to be issued in the name of the Lessor and (ii) to release such Person's lien on any such Certificate of Title (and to file termination statements or similar documents with respect to any such related Uniform Commercial Code or other filings) in connection with the disposition of a Vehicle in accordance with the provisions hereof and to permit any such related certificate of registration to be reissued in the name of the acquirer under such disposition.


          (b) Upon the occurrence and during the continuance of a Lease Event of Default, the Lessor may at any time terminate the foregoing power of attorney (including the related power granted under paragraph (c) below) by giving written notice to such effect to the Lessee.

          (c) To further evidence the power of attorney referred to in paragraph
(a) above, the Lessor agrees that, upon the request of the Lessee, it will, or it will cause the appropriate Persons to, execute a separate power of attorney in substantially the form of Attachment D.

          Section 12.3. Title Documentation. (a)  The Lessee, acting as Lessor's
                        -------------------
agent, shall maintain and process in a safe, fireproof and secure manner at the Designated Location all original title and registration documentation relating to the Vehicles, and copies of all applications for title, with respect to the Vehicles (collectively, the "Title Documentation"). In no event shall the
                             -------------------
Lessee release or surrender any Title Documentation other than in accordance with this Agreement or shall any Title Documentation be maintained or processed at any location other than the Designated Location. The Designated Location shall not be used for any other purpose other than for maintaining and processing Title Documentation, and no employee or agent of the Lessee or any other Person shall have any access thereto other than the Authorized Employees. The Title Documentation shall be maintained in fireproof file cabinets that shall be locked whenever not in use by Authorized Employees. The keys to the Designated Location and such file cabinets shall be held only by Authorized Employees. Such file cabinets shall be raised off of the floor so as not to incur water damage if the sprinkler system shall be activated. Notwithstanding the foregoing, until such time as a Vehicle covered by the Vehicle Title Nominee Agreement is retitled from the name of Old Ryder, the Title Documentation for such Vehicle may be maintained and processed by Authorized Employees (who may be employees of Old Ryder) in the same manner and at the same location used immediately prior to the date hereof by Old Ryder for such purposes, provided that such Title Documentation shall be maintained in fireproof file cabinets that shall be locked when not in use by Authorized Employees.

          (b) Each of the employees of the Lessee (or, in the case of the last sentence of the foregoing paragraph (a), of Old Ryder) who will at any time be authorized to maintain and process, and to have any access to, the Title Documentation (the "Authorized Employees") shall be in good standing with the
                    --------------------
Lessee or Old Ryder, as the case may be, and no Responsible Officer of the Lessee or Old Ryder, as the case may be, shall have any reason to question the veracity, integrity or abilities of any such Authorized Employee. Each Authorized Employee shall be qualified to perform the responsibilities delegated to such Authorized Employee. Schedule II sets forth a correct list of all the
                              -----------
Authorized Employees as of the date hereof. The Lessee shall promptly provide the Lessor with revised copies of such Schedule so that at all times such Schedule correctly identifies the then-Authorized Employees. No later than 45 days after the Closing Date, each Authorized Employee shall have been, and at all times thereafter shall be, bonded for the benefit of the Lessor in an amount equal to not less than $1,000,000 per Authorized Employee pursuant to a bond issued by a reputable bonding company, such bond and bonding company being reasonably satisfactory to the Lessor.

          (c) The Lessor and such Persons as the Lessor may reasonably designate shall have the right to inspect the Designated Location and the Title Documentation (and to make extracts and copies of the Title Documentation) and to discuss the Title Documentation and the maintaining and processing of it with the Authorized Employees and the officers of the Lessee, all at the Lessee's own cost and expense, provided that (i) so long as no Lease Event of Default shall have occurred and be continuing, there shall be no more than one such inspection by any of the Lessor or such other Persons in any fiscal quarter of the Lessee and (ii) the business of the Lessee and its Subsidiaries shall not be unreasonably disrupted by any such inspection. The Lessor shall have the absolute right to share any information it gains from any inspection provided for under this Lease with any Secured Party.

          (d) Upon the occurrence and during the continuance of a Lease Event of Default, the Lessee and its Authorized Employees shall, upon notice from the Lessor, cease to have access to the Designated Location.

          (e) Notwithstanding anything to the contrary contained in this
Section 12.3, during the period from the date hereof until the earlier of (i) February 9, 1998 and (ii) the date of execution of the Custody Agreement, the Lessee shall be deemed to be in compliance with this Section 12.3 so long as the Lessor shall continue to use Old Ryder as its agent to perform certain maintenance and administrative functions with respect to the Certificates of Title in accordance with the business practices and subject to the controls currently observed under such cooperative agreement.

          Section 12.4. Certificate of Title. The Certificate of Title for each
                        --------------------
Vehicle shall designate the Lessor as the registered owner and "Citicorp USA, Inc. or its successors and assigns, as collateral agent" as the first lienholder.

          Section 12.5. Reports. (a)  Not later than 45 days after the end of
                        -------
each fiscal quarter of the Lessee (or, if a Lease Event of Default shall have occurred and be continuing, not later than 20 days after the end of each month), the Lessee will provide the Lessor with a complete list of all Vehicles as of the last day of such quarter (or month), indicating which Vehicles have been added or deleted since the list most recently delivered to the Lessor and, for each Vehicle, any state or other jurisdiction from which a Certificate of Title or registration for such Vehicle has been issued and is in effect.

          (b) Not more than once every six months (as measured from the most recent request, other than requests made pursuant to the following proviso), upon the request of the Lessor, the Lessee will cause a title check of a representative or random sample of Certificates of Title and registration (such sample to be compiled taking into account the multiple states and other jurisdictions from which Certificates of Title and registration for Vehicles have been issued) by a third person reasonably acceptable to the Lessor on a reasonable number (but in no event less than 2%) of the Vehicles, including verification that the Certificates of Title note the Agent as the first lienholder thereon, and shall prepare a report of exceptions with the results of such title check and cause such report to be furnished to the Lessor; provided,
                                                                       -------
however, that if any such title check reveals that 5% of such sample does not
-------
comply with all the requirements set forth in Section 12.4, then, upon the request of the Lessor, the Lessee will cause additional title checks to be performed on a reasonable number of other Vehicles and the Lessee shall take such actions as the Lessor may reasonably request to improve the Lessee's procedures for maintaining and processing Title Documentation.

          SECTION 13. GENERAL INDEMNITY.
                      -----------------

          Section 13.1. Indemnity of the Lessor. The Lessee agrees to indemnify
                        -----------------------
and hold harmless the Lessor and its directors, officers, agents, employees and representatives (collectively, the "Lessor Indemnified Persons") against any and
                                    --------------------------
all claims, demands, actions, causes of action, losses, costs, liabilities and damages of any nature, and all costs and expenses incurred in connection therewith (including reasonable fees and disbursements of counsel), relating to or in any way arising out of:

          Section 13.1.1 any acts by the Lessee relating to the ordering, delivery, acquisition, rejection, installation, possession, custody by the Lessee of registration documents; the use, nonuse, misuse, operation, leasing, deficiency, defect, transportation, repair, maintenance, control or disposition of any Vehicle leased hereunder or to be leased hereunder; the foregoing shall include, any liability (or any alleged liability) of the Lessor to any third party arising out of any of the foregoing, including, without limitation, all legal fees, costs and disbursements arising out of such liability (or alleged liability);

           Section 13.1.2 . all (i) federal, state, county, municipal, foreign or other fees and taxes of whatever nature, other than income taxes, relating to use of the Vehicles levied or payable during the term of the Lease, including license, qualification, registration, franchise, gross receipts, ad valorem, business, property (real or personal), excise, motor vehicle, and occupation fees and taxes with respect to any Vehicle or the sale (if conducted by Lessee), lease, rental, use, operation or control (but not disposition at the Vehicle Lease Expiration Date) of any Vehicle by any Person or measured in any way by the value thereof or by the business of, investment by, or ownership by the Lessor or the Lessee with respect thereto, (ii) federal, state, local and foreign income taxes and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or otherwise as a result of its being a member of any group of corporations including the Lessee that files any tax returns on a consolidated or combined basis, and (iii) documentary, stamp, filing, recording, mortgage or other taxes (other than income taxes), if any, which may be payable by the Lessee, the Lessor or any other Lessor Indemnified Person in connection with the execution, delivery, recording or filing of this Agreement or the other Related Documents and any penalties or interest with respect thereto;

          Section 13.1.3. any violation by the Lessee of this Agreement or of any Related Documents to which the Lessee is a party or by which it is bound, or any laws, rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection of any governmental or public body or authority and all other requirements having the force of law applicable at any time to any Vehicle or any action or transaction by the Lessee with respect thereto or pursuant to this Agreement;

          Section 13.1.4. all reasonable out of pocket costs and expenses of the Lessor (including the reasonable fees and disbursements of counsel for the Lessor) in connection with the preparation, execution, delivery and performance of this Agreement and costs and expenses payable by the Lessor pursuant to
Section 13.04 of the Loan Agreement; and

          Section 13.1.5. the administration, enforcement, waiver or amendment of this Agreement and any other Related Documents to which the Lessee is a party.

          All obligations provided for in this Section 13.1 shall survive any
                                               ------------
termination of the Agreement, and, to the extent that any of such obligations are unenforceable for any reason, the Lessee agrees to the payment and satisfaction of each such obligation which is permissible under applicable law.

          Notwithstanding the foregoing, the Lessee shall have no duty to indemnify any Lessor Indemnified Person for any claims, demands, liabilities, costs, or expenses to the extent such claim, demand, liability, cost or expense arises out of or is due to such Person's gross negligence or willful misconduct.

          Section 13.2. Indemnity of the Lessee.  The Lessor agrees to
                        -----------------------
indemnify and hold harmless the Lessee and its directors, officers, agents, employees and representatives (collectively, the "Lessee Indemnified Persons"
                                    --------------------------
and, together with the Lessor Indemnified Persons, the "Indemnified Persons")
                              -------------------
against any and all claims, demands, actions, causes of action, losses, costs, liabilities and damages and all costs and expenses incurred in connection therewith, resulting from a violation of the terms of this Agreement by the Lessor, which violation is hereby deemed to constitute willful misconduct or gross negligence of the Lessor.

          All obligations provided for in this Section 13.2 shall survive any termination of the Agreement, and, to the extent that any of such obligations are unenforceable for any reason, the Lessor agrees to the payment and satisfaction of each such obligation which is permissible under applicable law.

          Notwithstanding the foregoing, the Lessor shall have no duty to indemnify any Lessee Indemnified Person for any claims, demands, liabilities, costs, or expenses to the extent such claim, demand, liability, cost or expense arises out of or is due to such Person's gross negligence or willful misconduct.

          Section 13.3. Indemnification for Lessee Proceedings. In considera-
                        ---------------------------------------
tion of the execution and delivery of this Agreement by the Lessor, Lessee hereby indemnifies and holds Lessor harmless from any indemnification obligation of the Lessor to each of the Secured Parties and each of their respective officers, directors, employees and agents (collectively, the "Indemnified
                                                              -----------
Secured Parties") for any and all losses, costs, liabilities and damages (other
---------------
than the payment of any principal or interest under the Related Documents) and reasonable expenses incurred in connection with any claim, litigation, investigation or proceeding instituted by the Lessee, its officers, directors, employees, agents and shareholders ("Proceeding") relating to this Agreement,
                                     ----------
the other Related Documents or the transactions contemplated thereby (irrespective of whether any such Indemnified Secured Party is a party to the action for which indemnification hereunder is sought), including, to the extent covered by such indemnification of Lessor, reasonable attorneys' fees and disbursements, incurred by the Indemnified Secured

Parties or any of them as a result of, or arising out of, or relating to such Proceeding, except for any such costs, liabilities and damages arising for the account of a particular Indemnified Secured Party by reason of the relevant Indemnified Secured Party's gross negligence of willful misconduct; provided,
                                                                    --------
however, that the Lessee hereby indemnifies the Lessor to the extent that
------
Lessor's indemnification covers the Indemnified Secured Parties for reasonable attorneys' fees and expenses incurred in connection with defending any such claims. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Lessee hereby agrees to make the maximum contribution with respect to such undertaking permissible under applicable law.

          Section 13.4. Reimbursement Obligation by the Indemnifying Person.
                        ---------------------------------------------------
The Lessee or the Lessor, as the case may be (each an "Indemnifying Person")
                                                       -------------------
forthwith upon demand reimburse each Indemnified Person for any sum or sums expended by such Indemnified Person for which it is indemnified under Section
                                                                      -------
13.1, 13.2 or 13.3 as the case may be, or shall pay such amounts directly upon
----  ----    ----
request from such Indemnified Person; provided, however, that, if so requested
                                      --------  -------
by the Indemnifying Person, the Indemnified Person shall submit to the Indemnifying Person a statement documenting any such demand for reimbursement or prepayment. To the extent that the Indemnifying Person in fact indemnifies the Indemnified Person under the indemnity provisions of this Agreement, the Indemnifying Person shall be subrogated to the rights of the Indemnified Person in the affected transaction and shall have a right to determine the settlement of claims therein. The obligations of any party contained in this Section 13
                                                                   ----------
shall survive the expiration or earlier termination of this Agreement or any lease of any Vehicle hereunder; provided, however, that the factual or legal
                                --------  -------
circumstances giving rise to the Indemnified Person's exposure to liability occur during the period that the Lease is in effect as to the Vehicle for which such exposure to liability arose.

          Section 13.5. Notice to Indemnifying Person of Claims.  The
                        ---------------------------------------
(1997) PEPI Indemnified Person shall notify the Indemnifying Person in writing (a "Notice of Claim") of the pendency of any such claim, action or facts
    ---------------
referred to in this Section 13 for which indemnity may be required.
                    ----------

          Section 13.6. Defense of Claims. Defense of any claim referred to in
                        -----------------
this Section 13 for which indemnity may be required shall, at the option and
     ----------
request of the Indemnifying Person, be conducted by the Indemnifying Person. Following receipt of any Notice of Claim, the Indemnifying Person will inform the Indemnified Person of its election to defend such claim. Such Indemnified Person may participate in any such defense at its own expense, provided such participation, in the Indemnifying Person's reasonable opinion, does not interfere with the Indemnifying Person's defense. The Indemnifying Person agrees that no Indemnified Person will be liable to the

Indemnifying Person for any claim caused directly or indirectly by the inadequacy of any Vehicle for any purpose or any deficiency or defect therein or the use or maintenance thereof or any repairs, servicing or adjustments thereto or any delay in providing or failure to provide such or any interruption or loss of service or use thereof or any loss of business, all of which shall be the risk and responsibility of the Lessee, except to the extent that any of the foregoing is caused by the gross negligence or willful misconduct of the Lessor. The rights and indemnities of each Indemnified Person hereunder are expressly made for the benefit of, and will be enforceable by, each Indemnified Person notwithstanding the fact that such Indemnified Person is not or is no longer a party to (or entitled to receive the benefits of) this Agreement.

          SECTION 14. SUCCESSORS AND ASSIGNS; ASSIGNMENT.  This Agreement shall
                      ----------------------------------
be binding upon the Lessor, the Lessee and their respective successors and assigns, and shall inure to the benefit of the Lessee and the Lessor; provided,
                                                                      --------
however, that the Lessee shall not have the right to assign its rights or
-------
 delegate its duties under this Agreement without the Lessor's prior written consent (which may be withheld by the Lessor in its sole discretion); and provided, further, that the Lessee may rent such Vehicles in the ordinary
--------  -------
course of its rental truck business. Any purported assignment in violation of this Section 14 shall be void and of no force or effect.
     ----------


          SECTION 15. DEFAULT AND REMEDIES THEREFOR.
                      -----------------------------

          Section 15.1.1.  Events of Default.  Any one or more of the
                           -----------------
following will constitute an event of default (a "Lease Event of Default") as
                                                  ----------------------
that term is used herein:

          Section 15.1.1. the occurrence of (i) a default in the payment when due of any Rent or Casualty Payment, and the continuance thereof for three (3) Business Days, or (ii) a default in the payment of any amount payable under this Agreement (other than amounts described in clause (i) above) and the continuance
                                           ----------
thereof for three (3) Business Days after the earlier of (x) the date the Lessor delivers written notice thereof to the Lessee and (y) the date a Responsible Officer of the Lessee has knowledge thereof;

          Section 15.1.2. any unauthorized assignment or transfer of this Agreement by the Lessee occurs;

          Section 15.1.3. failure by the Lessee to comply with or perform any covenant, condition, agreement or provision of this Agreement (which failure does not constitute a Lease Event of Default under any of the other provisions of this Section 15) and the continuance of such failure for 60 days (15 days
        ----------
with respect to a breach of Section 12.1(b) with respect to more than 100 Vehicles) after the earlier of (x) the date the Lessor delivers written notice thereof to the Lessee and (y) the date a Responsible Officer of the Lessee has knowledge thereof and such failure (to the extent such provision does not incorporate a materiality limitation in its terms) materially adversely affects the interests of the Lessor;

          Section 15.1.4. (a) any representation or warranty made by the Lessee in this Agreement or any Related Document is incorrect in any respect as of the date such warranty or representation is made and continues to be incorrect for a period of 45 days after the earlier of (i) the date on which written notice thereof shall have been given to the Lessee by the Lessor and (ii) the date on which a Responsible Officer of the Lessee has knowledge thereof, and which failure to be correct (to the extent such representation and warranty does not incorporate a materiality limitation in its terms) materially adversely affects the interests of the Lessor, or (b) any schedule, certificate, financial statement, report, notice, or other writing furnished by the Lessee to the Lessor is false or misleading in any respect on the date as of which the facts therein set forth are stated or certified, and continues to be incorrect in any respect for a period of 30 days after the earlier of (i) the date on which written notice thereof shall have been given to the Lessee by the Lessor and
(ii) the date on which a Responsible Officer of the Lessee has knowledge thereof, and which failure to be correct materially adversely affects the interests of the Lessor;

          Section 15.1.5. an Event of Bankruptcy occurs with respect to the Lessee;

          Section 15.1.6. the occurrence of a Change in Control;

          Section 15.1.7. one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against Lessee, any Subsidiary (other than the Lessor) or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Lessee or any Subsidiary (other than the Lessor) to enforce any such judgment;

          Section 15.1.8. Lessee or any Subsidiary (other than the Lessor) shall
(i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $1,000,000, when and as the same shall become due and payable or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness and such failure continues for a period of 60 days (without giving effect to any other grace period applicable thereto) if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such

Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

          Section 15.1.9. the failure of the Lessee to maintain, or cause to be maintained, insurance as required by Section 22.4; or
                                        ------------
          Section 15.1.10. an ERISA Event shall have occurred that, in the reasonable opinion of the Lessor, when taken together with all other such ERISA Events that have occurred, could reasonably be expected to materially and adversely affect the interests of the Lessor and the continuance of such event for 30 days after the date the Lessor delivers written notice thereof to the Lessee.

          Section 15.2. Effect of Lease Event of Default. (a) If any Lease
                        --------------------------------
Event of Default described in Section 15.1.5 hereof or any Liquidation Event
                              --------------
shall occur, the rights of the Lessee to place Vehicle Orders pursuant to this of Default Agreement shall immediately terminate;


          (b) If any Lease Event of Default described in Section 15.1.5 hereof
                                                         --------------
shall occur, then the Lessee shall return or deliver the Vehicles pursuant to the Lessor's instructions and the sum of (x) any past due Rent together with a
                                  ---
late charge thereon pursuant to Section 5.4 hereof (to the extent permitted by
                               -----------
 law) plus (y) a Casualty Payment determined as of the date of such Lease
      ----
Default with respect to any Vehicle that the Lessee fails to return or deliver pursuant hereto (calculated as if all such Vehicles had become Casualties during the Related Month) plus (z) for all Vehicles that are returned or delivered, the
                   ----
remaining payments of Rent (which would otherwise have become due for the period commencing on the date of the Lease Event of Default and ending on the Vehicle Lease Expiration Date) with respect thereto, assuming Variable Rent in an amount equal to the Variable Rent for the period immediately preceding the date of the Lease Event of Default, discounted to the date of payment at the rate of 5% per annum calculated on a monthly basis (to the extent permitted by law), minus the
                                                                      -----
fair net rental payments on such Vehicles, discounted to the date of payment at the rate of 5% per annum calculated on a monthly basis, for the period from the date of such Lease Event of Default and ending on the Vehicle Lease Expiration Date (determined as set forth in Section 15 of the Lease Annex), shall, without
                                 ----------
further action by the Lessor, become immediately due and payable;

          (c) If any other Lease Event of Default shall occur and be continuing,
(i) the rights of the Lessee to place Vehicle Orders shall immediately terminate, (ii) the Lessee shall return or deliver the Vehicles pursuant to the Lessor's instructions, and (iii) the Lessor shall have the right to declare immediately due and payable the sum of (x) any past due Rent together with a
                                ---
late charge thereon pursuant to Section 5.4 hereof (to the extent
                                -----------
permitted by law) plus (y) a Casualty Payment determined as of the date of such
                  ----
Lease Event of Default with respect to any Vehicle that the Lessee fails to return or deliver pursuant hereto (calculated as if all such Vehicles had become Casualties during the Related Month) plus (z) for all Vehicles that are returned
                                     ----
or delivered, the remaining payments of Rent (which would otherwise have become due for the period commencing on the date of the Lease Event of Default and ending on the Vehicle Lease Expiration Date) with respect thereto, assumingVariable Rent in an amount equal to the Variable Rent for the period immediately preceding the date of the Lease Event of Default, discounted to the date of payment at the rate of 5% per annum calculated on a monthly basis (to the extent permitted by law), minus the fair net rental payments on such
                              -----
Vehicles, discounted to the date of payment at the rate of 5% per annum calculated on a monthly basis, for the period from the date of such Lease Event of Default and ending on the Vehicle Lease Expiration Date (determined as set forth in Section 15 of the Lease Annex); and
         ----------

          (d) In connection with any return or delivery of Vehicles to the Lessor pursuant to the foregoing Section 15.2(b) or (c), the Lessor may at its sole discretion, direct Lessee as Lessor's agent to retain possession of any or all of the Vehicles pending disposition or re-lease by the Lessor, in which event Lessee shall store and maintain such Vehicles in accordance with the terms of this Lease. Any such instruction shall not alter the payment obligations of Lessee under the foregoing Section 15.2(b) and (c), and all costs of maintaining and storing such Vehicles shall be for the account of Lessee, as damages under this Agreement. The Lessee's obligation under this clause (d) shall be automatically terminated upon the payment by the Lessee of any and all amounts due under Section 15.2(b) or (c), as the case may be.

          Section 15.3. Rights of Lessor upon Lease Event of Default.  If a
                        --------------------------------------------
Lease Event of Default shall occur and be continuing, then the Lessor at its option may:

            (i) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants and terms of this Agreement or to recover damages for the breach hereof calculated in accordance with Section 15.4; or
                                   ------------

           (ii) by notice in writing to the Lessee, terminate this Agreement in its entirety and/or the right of possession hereunder of the Lessee as to the Vehicles, and the Lessor may direct delivery by the Lessee of documents of title to the Vehicles whereupon all rights and interests of the Lessee to the Vehicles (except as otherwise provided herein) will cease and terminate (but the Lessee will remain liable for its obligations as herein provided, such obligations calculated in accordance with Section 15.4); and
                                                              ------------
     thereupon the Lessor or its agents may peaceably enter upon the premises of the Lessee or other premises where such Vehicles may be located and take possession of them and thenceforth hold, possess and enjoy the same free from any right of the Lessee, or its successors or assigns, to employ such Vehicles for any purpose whatsoever consistent with the mitigation of losses and damages, and the Lessor will, nevertheless, have a right to recover from the Lessee any and all amounts which under the terms of Section 15.2 (as limited by Section 15.4) of this Agreement may be then
        ------------                ------------
     due;

            (iii) take actions reasonably necessary to correct such default with respect to the subject Vehicles including the execution of UCC financing statements with respect to general intangibles, if any, and the completion of Vehicle Perfection and Documentation Requirements; or

            (iv) by notice in writing to the Lessee, the Lessor may terminate the power of attorney granted pursuant to Section 12.2.
                                               ------------

          Each and every power and remedy hereby specifically given to the Lessor will be in addition to every other power and remedy hereby specifically given or now or hereafter existing at law, in equity or in bankruptcy, and each and every power and remedy may be exercised from time to time and simultaneously and as often and in such order as may be deemed expedient by the Lessor; provided, however, that the measure of damages recoverable against the Lessee
--------  -------
will in any case be calculated in accordance with Section 15.4 hereof.  All such
                                                  ------------
powers and remedies will be cumulative, and the exercise of one will not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lessor in the exercise of any such power or remedy and no renewal or extension of any payments due hereunder will impair any such power or remedy or will be construed to be a waiver of any default or any acquiescence therein. Any extension of time for payment hereunder or other indulgence duly granted to the Lessee will not otherwise alter or affect the Lessor's rights or the obligations hereunder of the Lessee. The Lessor's acceptance of any payment after it will have become due hereunder will not be deemed to alter or affect the Lessor's rights hereunder with respect to any subsequent payments or defaults therein.

          Section 15.4. Measure of Damages. If a Lease Event of Default shall
                        ------------------
occur and the Lessor exercises the remedies granted to the Lessor under this
Section 15, the amount that the Lessor shall be permitted to recover from the
----------
Lessee shall be equal to:

            (i) all amounts payable pursuant to Section 15.2(b) and (c); plus
                                                                         ----

            (ii) any damages and expenses which the Lessor shall have sustained by reason of the Lease Event of Default, together with reasonable sums for such attorneys'
     fees and such expenses as will be expended or incurred in the seizure, storage, rental or sale of the Vehicles or in the enforcement of any right or privilege hereunder or in any consultation or action in such connection; plus
     ----

            (iii) all other amounts due and payable under this Agreement; plus
                                                                          ----

             (iv) a late charge on amounts due and unpaid under this Agreement computed at a rate equal to the Variable Rent plus 1% per annum, such amount to be computed from the date of the Lease Event of Default or the date payments were originally due the Lessor under this Agreement or from the date of each expenditure by the Lessor which is recoverable from the Lessee pursuant to this Section 15, as applicable, to and including the
                             ----------
     date payments are made by the Lessee.

     SECTION 16. INTENTIONALLY OMITTED.
                 ---------------------

     SECTION 17.  CERTIFICATION OF TRADE OR BUSINESS USE.  Pursuant to
                  --------------------------------------
Section 7701 of the Code and as set forth in Attachment B hereto, the Lessee
                                             ------------
will warrant and certify that (1) the Lessee intends to use the Vehicles in a trade or business of the Lessee, and (2) the Lessee has been advised that it will not be treated as the owner of the Vehicles for federal income tax purposes.

     SECTION 18. SURVIVAL. In the event that, during the term of this Agreement,
                 --------
the Lessor or the Lessee becomes liable for the payment or reimbursement of any obligations, claims or taxes pursuant to any provision hereof, such liability will continue, notwithstanding the expiration or termination of this Agreement, until all such amounts are paid or reimbursed by the Lessor or the Lessee, respectively.

     SECTION 19. RIGHTS OF LESSOR PLEDGED TO AGENT. Notwithstanding anything to
                 ---------------------------------
the contrary contained in this Agreement, the Lessee acknowledges that the Lessor (through Finco), pursuant to the Collateral Agreement, has granted a security interest to the Agent (for the benefit of the Secured Parties), in all of the Lessor's right, title and interest in, to and under this Agreement and the Vehicles subject to this Agreement. Accordingly, the Lessee agrees that:

            (i) subject to the terms of the Collateral Agreement, the Agent shall have all the rights, powers, privileges and remedies of the Lessor hereunder, and the Lessee will not interpose as a defense to any claim by the Agent that such claim should have been asserted by the Lessor;

            (ii) upon the delivery by the Agent of any notice to the Lessee stating that a Lease Event of Default or any other Amortization Event has occurred, then the Lessee, will, if so requested by the Agent, treat the Agent or the designee of the Agent for all purposes as the Lessor hereunder and in all respects comply with all obligations under this Agreement that are asserted by the Agent as the successor to the Lessor hereunder, irrespective of whether the Lessee has received any such notice from the Lessor;

            (iii) the Lessor irrevocably authorizes and directs the Lessee to, and the Lessee shall, make all payments of Rent and other charges and payments payable to the Lessor under this Agreement by deposit directly to the Collateral Account established by the Agent for receipt of such payments pursuant to the Collateral Agreement (or to such other account as the Lessor may from time to time specify to the Lessee), and such payments shall discharge the obligation of the Lessee to the Lessor hereunder with respect to Rent and other charges and payments to the extent of such payments;

            (iv) upon request made by the Lessor at any time, the Lessee, as Lessor's agent, will take such actions as are requested by the Lessor to maintain the Agent's perfected first priority security interest in the Vehicles leased under this Agreement and the Certificates of Title with respect thereto; and

            (v) all Vehicle Perfection and Documentation Requirements with respect to all Vehicles on or after the date hereof have and will continue to be satisfied in all material respects.

     SECTION 20.  MODIFICATION AND SEVERABILITY. No delay on the part of the
                  -----------------------------
Lessor in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by the Lessor and the Lessee (except as set forth in Section 2.1(a)).

     SECTION 21.  CERTAIN REPRESENTATIONS AND WARRANTIES.  Each party hereto
                  --------------------------------------
represents and warrants to the other party, as applicable, that as of the date hereof:

     Section 21.1.  Organization; Ownership; Power; Qualification.  Such party
                    ---------------------------------------------
(i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, except where the failure to so qualify is not reasonably likely to have a Material Adverse Effect.

          Section 21.2. Authorization; Enforceability. Such party has the
                        -----------------------------
corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform this Agreement and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by such party and each of the other Related Documents to which it is a party is a legal, valid and binding obligation of such party, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws affecting creditors generally and by the availability of equitable remedies.

          The execution, delivery and performance by such party of this Agreement does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of such party or of any rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its Assets; except to the extent that any such contravention or default would not have a Material Adverse Effect.

          Section 21.3. Compliance. (a)  The execution, delivery and
                        ----------
performance, in accordance with their respective terms, by each party of this Agreement and each of the other Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, except where the failure to obtain any such consent, approval or authorization or to register is not reasonably likely to have a Material Adverse Effect, (ii) violate any applicable law with respect to which violation is reasonably likely to have a Material Adverse Effect, (iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of such party, or under any indenture, agreement, or other instrument to which it is a party or by which its properties may be bound, which conflict, breach or default is reasonably likely to have a Material Adverse Effect or (iv) result in or require the creation of or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such party, except Permitted Liens.


        (b) Each party is in compliance with all applicable laws (including rules and regulations thereunder) of Federal, state, local and foreign governments (and all agencies thereof) except where the failure to comply is not reasonably likely to have a Material Adverse Effect.

          Section 21.4. Financial Information, Financial Condition. The Lessee
                        ------------------------------------------
 has heretofore furnished to the Lessor (i) the consolidated and combined balance sheets and related statements of income and cash flow for the Consumer Truck Rental business unit of Old Ryder ("CTR") at and for the year ended
                                          ---
December 31, 1995, together with the notes and schedules thereto, which include statements of divisional equity, such financial statements having been audited by and accompanied by the opinion of KPMG Peat Marwick LLP, independent public accountants, (ii) the consolidated and combined balance sheets and related statements of income and cash flow for the Lessee at December 31, 1996 and for the period from September 5, 1996 through and including the year ended December 31, 1996, and the 3 months ended March 31, 1997, together with the notes and schedules thereto, which include statements of equity, such financial statements (except for the financial statements for the 3 months ended March 31, 1997) having been audited by and accompanied by the opinion of Coopers and Lybrand LLP, independent public accountants, and (iii) the internal unaudited consolidated and combined statements of income for Lessee for the month ended April 30, 1997. Such financial statements (including the notes and schedules thereto) present fairly the results of operations and, in the case of the financial statements referred to in clauses (i) and (ii) (except for the financial statements for the 3 months ended March 31, 1997), the financial condition and cash flows, of CTR or the Lessee, as the case may be, for such periods and at such dates. The balance sheets (including the notes and schedules thereto) referred to in clauses (i) and (ii) (except for the financial statements for the 3 months ended March 31, 1997) disclose all material liabilities, direct or contingent, of Lessee, as the case may be, at the dates thereof. Such financial statements referred to in clauses (i) and (ii) (except for the financial statements for the 3 months ended March 31, 1997) were prepared in accordance with GAAP applied on a consistent basis.

          Section 21.5. Litigation. (a) Except for claims as to which the
                        ----------
insurer has admitted coverage in writing and which are fully covered by insurance and except as set forth on Schedule 21.5, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the best of such party's knowledge, threatened against or affecting such party or any Subsidiary or any business, property or rights of any such Person (i) that involve any Related Document or the Transactions or
(ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

          (b) Neither such party nor any of its Subsidiaries nor any of their respective material properties or Assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

          Section 21.6. Employee Benefit Plans. Each of such party and its ERISA
                        ----------------------
Affiliates is in compliance in all material respects with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans. Neither such party nor any of its ERISA Affiliates maintains or contributes to or is or has within the past five years been required to maintain or contribute to, or has any obligation with respect to, a Plan or a Multiemployer Plan. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect.

          Section 21.7. Investment Company Act. Such party is not an "investment
                        ----------------------
company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act, and it is not subject to any other statute which would have a material adverse effect on its ability to perform its obligations under this Agreement or the other Related Documents to which it is a party, and the entering into or performance by it of this Agreement does not violate any provision of such Act and does not require any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority.

          Section 21.8. Regulations G, T, U and X. Such party is not engaged
                        -------------------------
principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System). Neither such party nor any Person acting on its behalf has taken or will take action to cause the execution, delivery or performance of this Agreement to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

           Section 21.9. Taxes. Each such party and its Subsidiaries has filed
                         -----
or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by them, and has paid or caused to be paid all taxes, due and payable by it and all assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which such party or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

          Section 21.10. Governmental Authorizations. Such party has all
                         ---------------------------
licenses, franchises, permits and other governmental authorizations necessary for all businesses presently carried on by it (including owning and leasing the real and personal property owned and leased by it), except where failure to obtain such licenses, franchises, permits and other governmental authorizations is not reasonably likely to have a Material Adverse Effect.

          Section 21.11. Absence of Default. Such party is in compliance with
                         ------------------
all the provisions of its certificate of incorporation and by-laws and no event has occurred or failed to occur which has not been remedied or waived, the occurrence or non-occurrence of which constitutes (i) a Lease Event of Default or a Potential Lease Event of Default, (ii) an event of default by such party under any material indenture, agreement or other instrument (other than the Related Documents) that is reasonably likely to have a Material Adverse Effect, and (iii) such party is not subject to any judgment, decree or final order pursuant to which such party or any of its properties may be bound or affected that is reasonably likely to have a Material Adverse Effect.

          Section 21.12. Compliance with Requirements of Law. Such party is
                         -----------------------------------
not in violation of any law, ordinance, rule, regulation or order of any Governmental Authority applicable to it or its property, which violation is reasonably likely to have a Material Adverse Effect and, to the best of such party's knowledge, no such violation has been alleged.

          Section 21.13. Eligible Vehicles. The Lessor represents and warrants
                         -----------------
that each Vehicle is or will be, on the Vehicle Lease Commencement Date therefor hereunder, an Eligible Vehicle.

          Section 21.14. Title to Assets. Such party has good, legal and
                         ---------------
marketable title to, or a valid leasehold interest in, all of its assets, except where failure to obtain such title or leasehold interest would not have a Material Adverse Effect.

          Section 21.15. Accuracy of Information. All certificates, reports,
                         -----------------------
statements, documents and other information furnished to the Lessor by or on behalf of the Lessee, and to the Lessee by or on behalf of the Lessor, pursuant to any provision of any Related Document, or in connection with or pursuant to any amendment or modification of, or waiver under, any Related Document or in connection with or pursuant to any amendment or modification of, or waiver under any Related Document, shall, at the time the same are so furnished, be complete and correct to the extent necessary to give to the other party true and accurate knowledge of the subject matter thereof in all material respects, and the furnishing of the same to the other party shall constitute a representation and warranty by the party providing the same made on the date the same are furnished to the Lessor or Lessee to the effect specified herein.

          Section 21.16. Solvency. Immediately after the consummation of the
                         --------
Transactions contemplated by this Agreement to occur on the Closing Date, (a) the fair value of the assets of the Lessee, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Lessee will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;
(c) the Lessee will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Lessee will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.

          Section 21.17. Certain Documents True and Correct. All information
                         ----------------------------------
contained in any Vehicle Order or Vehicle Acquisition Schedule or any other material which has been submitted, or which may hereafter be submitted by the Lessee to the Lessor is, or will be, true, correct and complete in all material respects.

          Section 21.18. Condition of Vehicles. Lessor's Assets are in
                         ---------------------
reasonably good repair and operating condition (subject to normal wear and tear and normal course reserves and accruals).

          Section 21.19. Agreements. Neither party nor any Subsidiary of either
                         ----------
party (a) is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect on each party's own business or (b) is in default under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where, in each case, such default could reasonably be expected to result in a Material Adverse Effect on each party's own business.

     SECTION 22. CERTAIN AFFIRMATIVE COVENANTS. The Lessee covenants and agrees
                 -----------------------------
that, until the expiration or termination of this Agreement, and thereafter until its obligations under this Agreement and the other Related Documents to which it is a party are satisfied in full, unless at any time the Lessor shall otherwise expressly consent in writing, it will:

          Section 21.1. Corporate Existence; Foreign Qualification. (a)  Do and
                        ------------------------------------------
cause to be done at all times all things necessary to (i) maintain and preserve its corporate existence and corporate power and authority to own its properties and to carry on its business, except as otherwise expressly permitted under
Section 23.1, and (ii) be duly qualified to do business and in good standing as
------------
a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and the failure to so qualify is reasonably likely to have a Material Adverse Effect.


          (d) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, contracts, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated (or in any manner reasonably incidental thereto); comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          Section 22.2. Accounting Methods; Books, Records and Inspections. (a)
                        --------------------------------------------------
Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities; (b) maintain complete and accurate books and records with respect to Vehicles leased under this Agreement; (c) at any time and from time to time during regular business hours, upon reasonable prior notice from the Lessor (at the Lessee's expense if a Lease Event of Default shall have occurred and be continuing) and subject to reasonable security and confidentiality procedures, provide reasonable access to such documentation and permit the Lessor (or such other Person who may be designated from time to time by the Lessor), or its agents or representatives to examine and make copies of such books, records and documents in the possession or under the control of the Lessee or any of its Subsidiaries as the Lessor or such Person may reasonably request; and (d) permit the Lessor to visit the offices and properties of the Lessee and of any of its Subsidiaries (at the Lessee's expense if a Lease Event of Default shall have occurred and be continuing) for the purpose of examining such materials, and to discuss matters relating to the Vehicles leased under this Agreement or the Lessee's performance under this Agreement with the Lessee's independent public accountants or with any of the officers or employees of the Lessee having knowledge of such matters; provided that the business of the Lessee and such Subsidiaries shall not be
--------
unreasonably disrupted by any such visit, inspection or verification.

          Section 22.3. Maintenance of Properties Related to Vehicles;
                        ----------------------------------------------
Inspection of Vehicles.
----------------------

          (a) Maintain or cause to be maintained (i) in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties related to the Vehicles, and from to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments, and improvements thereto, except to the extent that no Material Adverse Effect is reasonably likely to result, and (ii) good, legal and marketable title to, or a valid leasehold interest in, all of its assets related to the Vehicles other than such assets that, in the aggregate, are immaterial.

          (b) The Lessor and such Persons as the Lessor may reasonably designate shall have the right, at the Lessee's own cost and expense, to inspect the Vehicles and the premises upon which any of the Vehicles is located (including Ryder Dealer locations), to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Vehicles, including, in the case of Vehicles in the possession of any third person (including Ryder Dealers), by contacting such third person possessing such Vehicle or Vehicles for the purpose of making such a verification; provided, however, that (i) so long as no Lease Event of Default
              --------  -------
shall have occurred and be continuing, there shall be no more than one such inspection and verification by the Lessor or such other Persons in any fiscal quarter of the Lessee and (ii) the business of the Lessee and its Subsidiaries shall not be unreasonably disrupted by any such inspection and verification.
The Lessor shall have the absolute right to share any information it gains from such inspection with any Secured Party.

          Section 22.4. Insurance. (a) Keep the Vehicles adequately insured at
                        ---------
 all times by financially sound and reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of the Vehicles; and maintain such other insurance as may be required by law; provided, however, that notwithstanding
                                     --------  -------
anything to the contrary contained herein, the Lessee may (i) continue its current practices of self-insurance and (ii) create one or more Subsidiaries to act as captive insurance companies.

          (b) Cause all such policies of the Lessee relating to the Vehicles to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance satisfactory to the Lessor, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the

Lessor of the occurrence of a Lease Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Lessee under such policies directly to the Collateral Account (or as otherwise directed by the Lessor); cause all such policies to provide that, other than the Lessor and the Lessee, no other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Lessor may reasonably require from time to time to protect its interests; deliver original or certified copies of all such certificates of insurance to the Lessor; cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by the insurer to the Lessor (giving the Lessor the right to cure defaults in the payment of premiums) or
(ii) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Lessor; deliver to the Lessor, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Lessor) together with evidence satisfactory to the Lessor of payment of the premium therefor.

          (c) Notify the Lessor immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 22.4 is taken out by the Lessee; and promptly
                      ------------
deliver to the Lessor a duplicate original copy of such policy or policies.

            (d) In connection with the covenants set forth in this Section 22.4, it is understood and agreed that:

                    (i) neither the Lessor nor its agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 22.4, it being
                                                 ------------
            understood that (A) the Lessee shall look solely to its insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Lessor or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Lessee hereby agrees, to the extent permitted by law, to waive its, and to cause each of its Subsidiaries to waive its, right of recovery, if any, against the Lessor and its agents and employees. Notwithstanding anything to the contrary contained in this Section 22.4, this clause (i) shall not be violated if the
                 ------------
            Lessor or its agents or employees are liable for any retention under the insurance policies required to be maintained under this Section
                                                                        -------
            22.4;
            ----

                 (ii) the designation of any form, type or amount of insurance coverage by the Lessor under this Section 22.4 shall in no event be
                                              ------------
            deemed a representation, warranty or advice by the Lessor that such insurance is adequate for the purposes of the business of the Lessee and its Subsidiaries or the protection of their properties and the Lessor shall have the right from time to time to require the Lessee to keep other insurance in such form and amount as the Lessor may reasonably request, provided that such insurance shall be obtainable
                                --------
            on commercially reasonable terms; and

                 (iii) The Lessee irrevocably makes, constitutes and appoints the Lessor (and all officers, employees or agents designated by the Lessor) as Lessee's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of a Lease Event of Default, of making, settling and adjusting claims in respect of the Vehicles under policies of insurance, endorsing the name of the Lessee on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Lessee at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Lessor may, without waiving or releasing any obligation or liability of the Lessee hereunder or any Lease Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Lessor deems advisable. All sums disbursed by the Lessor in connection with this Section 22.4,
                                                            ------------
            including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Lessee to the Lessor and shall be additional payment obligations under this Agreement.

          Section 22.5. Reporting Requirements. Furnish or cause to be
                        ----------------------
furnished to the Lessor all financial and other information and reports reasonably necessary for the Lessor to comply with its reporting obligations under the Related Documents to which the Lessor is a party including, but not limited to, the Monthly Vehicle Statement in the form of Attachment C hereto.

          Section 22.6. Taxes and Obligations. Pay its Indebtedness and other
                        ---------------------
obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and
                                --------  -------
discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Lessee shall establish and maintain on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

          Section 22.7. Compliance with Requirements of Law. (a) Not violate any
                        -----------------------------------
law, ordinance, rule, regulation or order of any Governmental Authority applicable to it or its property, which violation is reasonably likely to have a Material Adverse Effect, (b) file in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality, except where failure to make such filings is not reasonably likely to have a Material Adverse Effect and (c) retain all records and documents required to be retained by it pursuant to any Requirement of Law, except where failure to retain such records is not reasonably likely to have a Material Adverse Effect.

          Section 22.8. Maintenance of Separate Existence. (a) Maintain in place
                        ---------------------------------
all policies and procedures, and take and continue to take all actions, described in the factual assumptions set forth in that certain opinion letter issued by Willkie Farr & Gallagher dated the Closing Date addressing the issue of substantive consolidation as it may relate to the Lessee and the Lessor (a copy of which opinion letter the Lessee hereby acknowledges it has received) and relating to it, and (b) on a semiannual basis, provide to the Lessor an officer's certificate of the Lessee certifying that it is in compliance with its obligations under this Section 22.8.
                       ------------

          Section 22.9. Vehicle Proceeds. (a) Cause all payments by any Persons
                        ----------------
with respect to any Vehicle to be made directly to the Collateral Account (or as otherwise directed by the Lessor); and (b) in the case of any such payments with respect to any Vehicle by the second Business Day following (i) in the case of a sale by a corporation on behalf of Lessor whose short term debt has been assigned a rating of at least A-1 and Prime-1 by S&P and Moody's, respectively, receipt of such payments by the Lessee; provided, however, that under all
                                        --------  -------
circumstances all such payments shall be deposited into the Collateral Account (or as otherwise directed by Lessor) prior to the expiration of 30 days after the date on which such corporation receives such Funds and (iii) in the case of a sale by any other Person on behalf of the Lessor, the date upon which the Certificate of Title with respect to such Vehicle is transferred by the Lessee as Lessor's agent to such Person.

          Section 22.10. Protection from Liens. At its own cost and expense
                    ---------------------
and as Lessor's agent, take any and all actions necessary to defend the Vehicles against any Lien other than Liens created by or through the Lessor and other than Permitted Liens.

          Section 22.11. Employee Benefits. (a) Comply in all material respects
                         -----------------
with the applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to Plans and Multiemployer Plans and (b) furnish to the Lessor (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Lessee or any of its ERISA Affiliates knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in a Material Adverse Effect, a statement of a Financial Officer of the Lessee setting forth details as to such ERISA Event and the action, if any, that the Lessee proposes to take with respect thereto.

          Section 22.12. Collateral Agreement. Concurrently with each leasing
                         --------------------
of a Vehicle under this Agreement, indicate on its computer records that the Agent as assignee of the Lessor, is the holder of a Lien on such Vehicle for the benefit of the Secured Parties pursuant to the terms of the Collateral Agreement.

          Section 22.13. Cash Audit. At the request of the Lessor, shall cause a
                         ----------
semi-annual retroactive cash analysis to be performed by nationally recognized independent auditors with respect to at least fifty Vehicles (each such fifty Vehicles to be a random sample compiled taking into account the multiple locations of Lessee at which Vehicles are located) in each month during such semi-annual period, verifying that proceeds from such sales have been deposited into the Collateral Account in accordance with Section 22.9, and in each case shall cause such auditors to prepare a report of exceptions to be delivered to the Lessor.

     SECTION 23.   CERTAIN NEGATIVE COVENANTS.  Until the expiration or
                   --------------------------
termination of this Agreement and thereafter until the obligations of the Lessee are paid in full, the Lessee agrees that, unless at any time the Lessor shall otherwise expressly consent in writing, it will not:

          Section 23.1. Mergers, Consolidations. Merge into or consolidate
                        -----------------------
with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or in a series of transactions) all or any substantial part of the assets of any other Person, except that (a) the Lessee and any Subsidiary may sell Eligible Investments for cash at fair market value, (b) the Lessee and any Subsidiary may purchase and sell inventory and vehicles in the ordinary course of business, (c) if at the time thereof and immediately after giving effect thereto no Lease Event of Default shall have occurred and be continuing or would result therefrom, (i) any wholly owned Subsidiary of the Lessee may merge into or consolidate with the Lessee in a transaction in which the Lessee is the surviving corporation and (ii) any wholly owned subsidiary of the Lessee may merge into or consolidate with any other wholly owned Subsidiary of the Lessee that is a domestic Subsidiary in a transaction in which the surviving entity is a wholly owned Subsidiary of the Lessee that is a domestic subsidiary and no Person other than the Lessee or a wholly owned Subsidiary of the Lessee that is a domestic subsidiary receives any consideration and (d) the Lessor may lease Vehicles to the Lessee under this Agreement.

          Section 23.2. Liens. Create or permit to exist any Lien with respect
                        -----
to any Vehicle, whether now or hereafter acquired, except carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not yet due and payable or which are being contested in compliance with
Section 22.6 (each a "Permitted Lien").
------------          --------------

          Section 23.3. Use of Vehicles. Use or contractually permit any
                        ---------------
Vehicles to be used in any manner (i) for any illegal purposes or (ii) that could subject any Vehicles to confiscation.

          Section 23.4. Financial Covenants.
                        -------------------

          (a) Non-Vehicle Consolidated Capital Expenditures.  Incur Non-Vehicle
              ---------------------------------------------
Consolidated Capital Expenditures in excess of (i) for each fiscal year ending on December 31, 1997 and December 31, 1998, $25,000,000, respectively, and (ii) for any subsequent fiscal year, $20,000,000; provided, however, that the amount
                                             --------  -------
of Non-Vehicle Consolidated Capital Expenditures permitted in any fiscal year ending after December 31, 1997 pursuant to this paragraph (a) shall be increased by the total amount of unused Non-Vehicle Consolidated Capital Expenditures for the immediately preceding year (less an amount equal to any unused Non-Vehicle Consolidated Capital Expenditures carried forward to such preceding year pursuant to this paragraph (a)), provided that any amount carried forward
                                 --------
pursuant to this proviso shall not exceed (i) $10,000,000 for the fiscal year ended December 31, 1998 and (ii) $7,500,000 for the fiscal year ended December 31, 1999.

          (b) Total Debt Ratio. Permit the Total Debt Ratio for any period
              ----------------
of four consecutive fiscal quarters ending at the end of any fiscal quarter to be greater than 4.0 to 1.0.

          (c) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage
              ---------------------------
Ratio for any period of four consecutive fiscal quarters ending on December 31, March 31, June 30 and September 30 of any year, beginning on December 31, 1997 (each such period of four consecutive fiscal quarters, a "Measurement Period"), on any date set
                                        ------------------
forth below to be less than

               Date                    Ratio
               ----                  ---------
               December 31, 1997     1.00 to 1
               March 31, 1998        1.00 to 1
               June 30, 1998         1.00 to 1
               September 30, 1998    1.00 to 1
               December 31, 1998     1.00 to 1
               March 31, 1999        1.10 to 1
               June 30, 1999         1.10 to 1
               September 30, 1999    1.10 to 1
               December 31, 1999     1.10 to 1
               March 31, 2000        1.20 to 1
               June 30, 2000         1.20 to 1
               September 30, 2000    1.20 to 1
               December 31, 2000     1.20 to 1
               March 31, 2001        1.30 to 1
               June 30, 2001         1.30 to 1
               September 30, 2001    1.30 to 1
               December 31, 2001     1.30 to 1
               March 31, 2002        1.30 to 1
               June 30, 2002         1.30 to 1

provided that on any date the Lessee may permit the Fixed Charge Coverage Ratio
--------
to be less than the amount set forth above opposite such date (the "Threshold
                                                                    ---------
Amount") for any such Measurement Period if (a) the Fixed Charge Coverage Ratio
------
for such Measurement Period shall be at least equal to 90% of the Threshold Amount and (b) the Fixed Charge Coverage Ratio for at least three of the four immediately preceding Measurement Periods (or, if there have not yet been four such Measurement Periods under this Section 23.4(c), then for all such
                                    ---------------
Measurement Periods that there have been at such time) shall have been not less than the then applicable Threshold Amount.

          SECTION 24. PAYMENTS BY LESSOR. At its option, the Lessor may
                      ------------------
discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Vehicles and not constituting Permitted Liens, and may pay for the maintenance and preservation of the Vehicles to the extent the Lessee fails to do so as required by this Agreement, and Lessee agrees to reimburse the Lessor on demand for any payment made or any expense incurred pursuant to the foregoing authorization; provided,
                                                                      --------
however, that nothing in this Section 24 shall be interpreted as excusing the
-------                       ----------
Lessee from the performance of, or imposing any obligation on the Lessor to cure or perform, any covenants or other promises of the Lessee with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein.

          SECTION 25. BANKRUPTCY PETITION AGAINST LESSOR. The Lessee hereby
                      ----------------------------------
covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Commercial Paper Notes outstanding and all other obligations of the Lessor and Finco under the Related Documents, it will not institute against, or join any other Person in instituting against, the Lessor or Finco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that the Lessee takes action in violation of this Section 25, the Lessor agrees that it shall file an answer
                  ----------
with the bankruptcy court or otherwise properly contest the filing of such a petition by the Lessee against the Lessor or the commencement of such action and raise the defense that the Lessee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 25
                                                                   ----------
shall survive the termination of this Agreement.

          SECTION 26. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY
                    -------------------------------------------
LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LESSOR OR THE LESSEE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY VEHICLE OR OTHER PROPERTY MAY BE BROUGHT, AT THE LESSOR'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH VEHICLE OR OTHER PROPERTY MAY BE FOUND. THE LESSOR AND THE LESSEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF THE STATE OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE LESSOR AND THE LESSEE FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE LESSOR AND THE LESSEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE LESSOR AND THE LESSEE HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF

EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, EACH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

          SECTION 27. GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE
                      -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations and all rights of the Lessor and the Lessee expressed herein shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement.

          SECTION 28. JURY TRIAL.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY
                     ----------
RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 29. NOTICES. All notices, amendments, waivers, consents and
                      -------
other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

                    Ryder TRS, Inc.

                    1560 Broadway
                    Suite 1800
                    Denver, CO  80202
                    Attention:  General Counsel
                    Telephone:  303-376-0040
                    Facsimile:  303-376-7050

                    RCTR, Inc.

                    1560 Broadway
                    Suite 1800
                    Denver, CO  80202
                    Attention:  General Counsel
                    Telephone: 303-376-0040
                    Facsimile: 303-376-7050

     SECTION 30. HEADINGS. Section headings used in this Agreement are for
                 --------
convenience of reference only and shall not affect the construction of this Agreement.

     SECTION 31. EXECUTION IN COUNTERPARTS. This Agreement may be executed in
                 -------------------------
any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

     SECTION 32. EFFECTIVENESS. This Agreement shall become effective on the
                 -------------
Lease Commencement Date, subject to the prior or concurrent delivery of each of the following documents (in form and substance satisfactory to the Lessor and the Lessee):

          (a) Certificate of Incorporation.  The certificate of incorporation of
              ----------------------------
each of the Lessee and the Lessor, duly certified by the Secretary of State of the jurisdiction of its incorporation, together with a copy of its by-laws, duly certified by the Secretary or an Assistant Secretary of the Lessee or the Lessor, as the case may be;

          (b) Resolutions. Copies of resolutions of the Board of Directors of
              -----------
each of the Lessee and the Lessor authorizing or ratifying the execution, delivery and performance of those documents and matters required of it with respect to this Agreement and such other Related Documents to which the Lessee or the Lessor, as the case may be, is a party, duly certified by the Secretary of the Lessee or the Lessor, as the case may be;

          (c) Consents, etc. Certified copies of all documents evidencing any
              -------------
necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement;

          (d) Incumbency and Signatures. A certificate of the Secretary or an
              -------------------------
Assistant Secretary of the Lessee certifying the names of the individual or individuals authorized to sign this Agreement, together with a sample of the true signature of each such individual (the Lessor may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein);

          (e) Opinions of Counsel. The favorable opinions of Willkie Farr &
              -------------------
Gallagher, counsel for the Lessee, addressed to the Agent, the Liquidity Agent and the Rating Agencies and satisfactory in form and substance to the addressees thereof;

          (f) Good Standing Certificates. Certificates of good standing for
              --------------------------
each of the Lessee and the Lessor in the jurisdiction of its organization and the jurisdiction of its principal place of business;

          (g) Vehicle Acquisition Schedule. A true and correct copy of
              ----------------------------
Attachment A with respect to the Initial Vehicles;

          (h) Representations and Warranties. A certificate of a Responsible
              ------------------------------
Officer certifying that the representations and
warranties contained in Section 21 hereof are, as of the Closing Date, true and
                        ----------
correct in all respects (except to the extent any such representation and warranty does not incorporate a materiality limitation in its terms and the failure of such representation and warranty to be true and correct in all respects does not materially adversely affect the interest of the Lessor); and

            (i) Other. Such other documents as the Lessor or the Lessee may
                -----
reasonably request.

     SECTION 33. SEVERABILITY. Any provision of this Agreement which is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 34. NO RECOURSE. (a) The Lessee agrees that the obligations of the
                 -----------
Lessor to the Lessee hereunder shall be due and payable only to the extent that the Lessor's assets are sufficient to pay such obligations after taking into account payments to be made under the Loan Agreement.

          (b) Without limitation to the obligations of the Lessor hereunder, no recourse shall be had for the payment of any amount owing in respect of any obligation or claim arising out of or based upon this Agreement or any other Related Document against any stockholder, employee, officer, director, affiliate or incorporator of the Lessee based on their status as such or their actions in connection therewith. The provisions of this Section 34 shall survive the termination of this Agreement.

     SECTION 35. WAIVER OF SET-OFF. The Lessee hereby waives and relinquishes
                 -----------------
any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of the Lessor therein or with respect to any right to payment from the Lessor.


     IN WITNESS WHEREOF, the parties have executed this Agreement or caused it to be executed by their repsective officers thereunto duly authorized as of the day and year first above written.


                                        LESSEE:
                                        ------

                                        By: /s/ Steven R. Davison
                                            -------------------------
                                            Name:  Steve R. Davison
                                            Title: VP & Treasurer



                                        LESSOR:
                                        ------

                                        By: /s/ Steven R. Davison
                                            -------------------------
                                            Name:  Steve R. Davison
                                            Title: VP & Treasurer

                                  ATTACHMENT B

                 Form of Certification of Trade or Business Use

          The undersigned, __________ of Ryder TRS, Inc., a Delaware corporation (the "Lessee"), hereby warrants and certifies, that (1) the Lessee intends to use the Vehicles in a trade or business of the Lessee, and (2) the Lessee has been advised that it will not be treated as the owner of the Vehicles for federal income tax purposes.

                              IN WITNESS WHEREOF, the undersigned has caused
this certificate to be executed this ___ day of August, 1997.


                                 RYDER TRS, INC.


                                 By:  _____________________________
                                      Name:
                                      Title:

                                  ATTACHMENT D

                           FORM OF POWER OF ATTORNEY

          KNOW ALL PARTIES BY THESE PRESENT, that RCTR, Inc. (the "Lessor") does hereby make, constitute and appoint [each of _______ as Authorized Employee]/[Ryder TRS, Inc.] (the "Lessee"), pursuant to Section 12.2 of the Amended and Restated Master Motor Vehicle Lease Agreement, dated as of August 7, 1997 (the "Lease"), by and between RCTR, Inc., as Lessor, and Ryder TRS, Inc., as Lessee, as Leasco's true and lawful agent (and attorney-in-fact) for the purpose of taking such actions as are necessary (i) to note any Person as directed by the Lessor as the holder of a first lien on the Certificates of Title for the Vehicles (and to execute and file any related Uniform Commercial Code financing statements or other documentation) and to cause the certificates of registration for the Vehicles to be issued in the name of the Lessor and (ii) to release such Person's lien on any such Certificate of Title (and to file termination statements or similar documents with respect to any such related Uniform Commercial Code or other filings) in connection with the disposition of a Vehicle in accordance with the provisions of the Lease and to permit any such related certificate of registration to be reissued in the name of the acquirer under such disposition.

          This Power of Attorney is for the limited purposes specified herein, shall not be constituted as a general power of attorney and is subject to revocation by the Lessor. The powers and authority granted hereunder shall, unless sooner revoked by the Lessor in accordance with Section 12.2(b) of the Lease, cease upon the termination of the Lease.

          Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Definitions List, attached as
Schedule I to the Lease.

                              IN WITNESS WHEREOF, the undersigned has duly
executed this Power of Attorney as of August __, 1997.

                              RCTR, INC.,
                              not in its individual capacity,
                              but solely as Lessor



                              By:___________________________
                                 Name:
                                 Title:

STATE OF NEW YORK        )
                         :
COUNTY OF NEW YORK       )

          Subscribed and sworn before me, a notary public, in and for said county and state as of August __, 1997.



                      ______________________________
                      Notary Public
                      My Commission Expires:

                                                                      SCHEDULE I

                                DEFINITIONS LIST

    "Acquisition" is defined in the recitals to the Lease.
     -----------
    "Adjusted Consolidated EBITDA" means, for any period for any Person,
     ----------------------------
Consolidated EBITDA of such Person less the Financed Portion of Vehicle Depreciation.

    "Affiliate" means, with respect to any specified Person, another
     ---------
Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of the Lease, the Lessee shall not be considered to be an Affiliate of the Lessor.

    "Agent" is defined in Section 2.1(b) of the Lease.
     -----
    "Aggregate Outstandings" is defined in the Liquidity Agreement.
     ----------------------
    "Amortiztion Event" is defined in Section 9.01 of the Liquidity Agreement.
     -----------------

    "Applicable Amount of Unused Availability" means, as of any date of
     ----------------------------------------
determination, the product of (a) the amount equal to (i) the Net Book Value of
                   ----------
the Fleet on such date of determination multiplied by (A) one minus (B) the then
                                        ----------
Required Enhancement Percentage minus (ii) the Aggregate Outstandings on such
                                -----
date of determination and (b) 25%, if such date of determination is in 1997 or 1998 or 20%, for any date of determination on or after January 1, 1999.

    "Assets" means, with respect to any Person, any interest of any kind
     ------
in any assets or property of any kind (including the Vehicles), tangible or intangible, real, personal or mixed, now owned or hereafter acquired by such Person as the context may require.

    "Assigned Collateral" is defined in Section 4.01(b) of the Collateral
     -------------------
Agreement.

    "Assignment and Acceptance" means an Assignment and Acceptance Agreement
     -------------------------
substantially in the form of Exhibit E-1 to the Liquidity Agreement.
     -------------------

    "Authorized Employee" is defined in Section 12.3 of the Lease.
     -------------------                ------------

    "Average Amount of Unused Availability" means, with respect to any
     -------------------------------------
quarterly period, the arithmetic average of the Applicable

Amount of Unused Availability on the last day of each month of such quarter.

    "Base Lease" means the Master Motor Vehicle Lease Agreement, dated as
     ----------
of October 17, 1996, between the Lessor and the Lessee, as the same may be amended, modified or supplemented from time to time in accordance with its terms (including as amended and restated on the Closing Date), exclusive of any Lease Annex.

    "Board of Directors" means the Board of Directors of the Lessee or any
     ------------------
authorized committee of the Board of Directors.

     "Borrowing Request" means a request and certificate for Liquidity
      -----------------
Advances, substantially in the form of Exhibit C to the Liquidity Agreement.

     "Business Day" means any day other than a Saturday, Sunday or other
      ------------
day on which banks are authorized or required by law to close in New York City, New York or Denver, Colorado.

     "Capital Expenditure" means (a) any expenditure (whether paid in cash
      -------------------
or other consideration or accrued as a liability) by the Lessee or any Subsidiary that, in accordance with GAAP, is or should be included in "additions to property, plant or equipment" or similar items reflected in the consolidated statement of cash flows of the Lessee and the Subsidiaries and (b) to the extent not covered by clause (a), any Capital Lease Obligation of the Lessee or any Subsidiary.

     "Capital Lease Obligations" of any Person means the obligations of
      -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Capitalized Cost" means, with respect to each Vehicle, the aggregate
      ----------------
amount paid in connection with the purchase of such Vehicle by the Lessor, such aggregate amount to include amounts paid (i) to the Eligible Box Manufacturer of such Vehicle, (ii) to the Eligible Chassis Manufacturer of the chassis of such Vehicle, (iii) in connection with the transportation or shipping of such Vehicle, (iv) as dealer profit and delivery charges, (v) in connection with the appropriate painting and labeling of such Vehicle and (vi) as miscellaneous and servicing costs as determined in good faith by the Lessee, but excluding any registration or titling fees.

      "Casualty" means, with respect to any Vehicle, that (i) such Vehicle
       --------
is lost, converted or stolen for a period of at least 90 days or (ii) such Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use.

       "Casualty Payment" is defined in Section 6 of the Lease.
        ----------------                ---------

       "Certificate of Title" means, with respect to each Vehicle, the
        --------------------
certificate of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.

        "Change in Control" is deemed to have occurred if (a) any person or
         -----------------
group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date) shall own or control at any time directly or indirectly, beneficially or of record, shares representing a greater percentage of either (i) the outstanding common stock of the Lessee or (ii) the aggregate ordinary voting power represented by all the outstanding capital stock of the Lessee, than the percentage of such shares directly owned and controlled, beneficially and of record, collectively by the Permitted Holders; (b) the Permitted Holders shall cease to directly own and control at any time, beneficially and of record, collectively at least 51% (or, at any time after an IPO, at least 35%) of (i) the outstanding common stock of the Lessee or (ii) the aggregate ordinary voting power represented by all the outstanding capital stock of the Lessee (excluding, at any time prior to an IPO, up to 10% of such common stock or voting power to the extent such common stock or the capital stock representing such voting power is beneficially owned by the Management Investors); (c) a majority of the voting seats (other than vacant seats) on the board of directors of the Lessee shall at any time be occupied by persons who were neither (i) nominated by a Permitted Holder or by a majority of the board of directors of the Lessee nor (ii) appointed by directors so nominated; (d) any change in control (or similar event, however denominated) with respect to the Lessee or any Subsidiary shall occur under and as defined in the agreement or indenture in respect of the Subordinated Notes or in any other agreement, indenture or other instrument in respect of Indebtedness to which the Lessee or any Subsidiary is a party; (e) any person or group, other than one or more Permitted Holders, shall otherwise directly or indirectly, Control the Lessee; or (f) the Lessee shall (i) cease to own and control, directly or indirectly, beneficially and of record, 100% of each class of outstanding capital stock of each Subsidiary of the Lessee free and clear of all Liens (other than any Lien under the Collateral Agreement or under the Security Documents (as such term is defined in the Credit Agreement)) or (ii) cease to have the power (regardless of whether such power is exercised) to elect 100% of the board of directors of each Subsidiary.

         "Citibank" means Citibank, N.A., a national banking association.
          --------

         "Closing Date" means August 8, 1997.
          ------------

         "Closing Date Certificate" means a certificate, substantially in the
           ------------------------
form of Exhibit F to the Liquidity

Agreement, duly completed and executed by an Authorized Officer (as such term is defined in the Liquidity Agreement) of Finco, addressed to the Liquidity Lenders and the Liquidity Agent.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed
          ----
or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

         "Collateral" shall have the meaning set forth in Section 4.01(b) of the
          ----------                                      ---------------
Collateral Agreement.

         "Collateral Account" is defined in Section 5.01(a) of the Collateral
          ------------------                ---------------
Agreement.

         "Collateral Agreement" means the Collateral Agreement, dated as of
          --------------------
August 7, 1997, among Finco, the Lessor, the Agent, the Liquidity Agent, the Depositary and the Dealers, substantially in the form of Exhibit H to the Liquidity Agreement, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "Commercial Paper Notes" means the promissory notes of Finco issued by
          ----------------------
Finco in the commercial paper market pursuant to the Depositary Agreement.

         "Consolidated Cash Flow Available for Fixed Charges" means, for any
          --------------------------------------------------
period, (a) Adjusted Consolidated EBITDA for such period, minus (b) the sum of
                                                          -----
(i) the product of (x) an amount equal to the Vehicle Consolidated Capital Expenditures for such period less Vehicle Sale Proceeds for such period by (y) the then applicable Required Enhancement Percentage, (ii) Non-Vehicle Consolidated Capital Expenditures for such period and (iii) income taxes paid in cash for such period, each such component determined on a consolidated basis for the Lessee and the Subsidiaries in accordance with GAAP.

         "Consolidated Cash Interest Expense" means, for any period, the gross
          ----------------------------------
interest expense paid in cash by the Lessee and the Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event non-recurring fees and expenses paid in connection with the Transactions and any Relocation Expenses. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Lessee and the Subsidiaries with respect to Interest Rate Protection Agreements.

         "Consolidated EBITDA" means, for any period for any Person,
          -------------------
Consolidated Net Income of such Person for such period, plus, to the extent
                                                        ----
deducted in computing such Consolidated Net Income for such period, (a) the sum of (i) all income tax expense and all income-based franchise tax expense, (ii) total interest expense and (iii) depreciation, depletion, amortization of intangibles and other non-cash charges or non-cash losses, including non-recurring financing and acquisition expenses incurred in connection with the Transactions and any Relocation Expenses, minus, to the extent added in computing such
                     -----
Consolidated Net Income for such period, the (b) sum of (i) any interest income,
(ii) any non-cash income or non-cash gains, (iii) any extraordinary gains and
(iv) all net income from Vehicle Sales and Non-Vehicle Sales, each such component determined on a consolidated basis with respect to such Person and its Subsidiaries in accordance with GAAP.

         "Consolidated Net Income" means, for any period for any Person, net
          -----------------------
income or loss of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, provided that there shall be excluded from such calculation of net income of loss (a) the income of any Person in which any other Person (other than such Person or any of its Subsidiaries or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its wholly owned Subsidiaries by such other Person during such period, (b) the income (or loss) of any other Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or the date that such other Person's assets are acquired by such Person or any of its Subsidiaries, (c) any after-tax gains or losses attributable to sales of assets out of the ordinary course of business and (d) to the extent not included in clauses (a) through (c) above, any non-cash extraordinary gains or non-cash extraordinary losses.

         "Contingent Obligation" as applied to any Person means any obligation,
          ---------------------
contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary
                                                                  -------
obligor") in any manner, whether directly or indirectly, and including any
-------
obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or
(c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Contingent
                                  --------  -------
Obligation" shall not include endorsements for collection or deposit in the ordinary course of business.

         "Continuation/Conversion Notice" means a notice of continuation or
          ------------------------------
conversion and certificate, duly executed by an Authorized Officer (as such term is defined in the Liquidity Agreement) of Finco, substantially in the form of Exhibit D to the Liquidity Agreement.

         "Control" shall mean the possession, directly or indirectly, of the
          -------
power to direct or cause direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

         "Court" means any court, tribunal, arbitrator or other adjudicative
          -----
authority in any proceeding.

         "Credit Agreement" means the Credit Agreement dated as of October 17,
          ----------------
1996, among Lessee, the lenders named therein, Citibank, N.A. as Administrative Agent, Citicorp USA, Inc. as Collateral Agent, and The Chase Manhattan Bank as Documentation Agent, as amended and restated on the Closing Date and as further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

         "CTR" is defined in Section 21.4 of the Lease.
          ---

         "Custodian" means that party acting in such capacity at any time under
          ---------
the Custody Agreement.

          "Custody Agreement" means the Custody Agreement among Lessor, Finco,
           -----------------
Lessee, Citicorp USA, Inc. as Collateral Agent and the Custodian, substantially in the form of Exhibit P to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

          "Dealer Agreement" means the Dealer Agreement, dated as of the Closing
           ----------------
Date, among the Dealers, Leasco and Finco, substantially in the form of Exhibit L to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

          "Dealers" means Citicorp Securities, Inc., Lehman Brothers, or any
           -------
other dealer of Commercial Paper Notes engaged by Finco from time to time and who becomes a party to the Collateral Agreement, for so long as such Person is so engaged by Finco.

          "Definitions List" means this Definitions List, as amended or modified
           ----------------
from time to time in accordance with the terms of the Lease.

          "Depositary" means Citibank, or such other banking institution as
           ----------
Finco shall appoint, with the prior written consent of the Majority Banks (as such term is defined in the Liquidity Agreement) (which consent shall not be unreasonably withheld or delayed), as issuing and paying agent for Commercial Paper Notes under the Depositary Agreement and as agent for the Holders.

          "Depositary Agreement" means the Depositary Agreement, dated as of the
           --------------------
Closing Date, between Finco and the Depositary, substantially in the form of Exhibit K to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

          "Depreciation Charges" means, with respect to each Vehicle for any
           --------------------
single month, the product of (a) the Depreciation Rate for such Vehicle multiplied by (b) the Capitalized Cost of such Vehicle, and if such Depreciation Charge is to be calculated for any period shorter than one month, such product
(x) multiplied by the number of days in such period and (y) divided by 30.

          "Depreciation Rate" means, with respect to any (a) Initial Vehicle,
           -----------------
the applicable depreciation rate set forth in Attachment E to the Base Lease and
(b) Subsequently Acquired Vehicle, the applicable depreciation rate set forth in the related Vehicle Acquisition Schedule for such Vehicle calculated on a monthly basis and, equal to: (i) 0.91% of the Capitalized Cost per month for 10-foot trucks, 15 foots trucks and parcel vans; (ii) 1.07% of the Capitalized Cost per month for 20-foot trucks and 24-foot gasoline powered trucks; and (iii) 0.76% of the Capitalized Cost per month for 24-foot diesel-powered trucks.

          "Designated Location" is defined in Section 2(b)(vi) of the Custody Agreement. -------------------

          "Determination Date" means the twentieth day of each month, beginning
           ------------------
on September 20, 1997.

          "Determination Period" means, with respect to any Payment Date, the
           --------------------
period from and including the preceding Payment Date to but excluding such Payment Date.

          "Disposition Date" means if such Vehicle (i) was returned to the
           ----------------
Lessor, the date that such Vehicle was accepted for return by the Lessor, (ii) was disposed of by the Lessee in accordance with any instructions of the Lessor, the date on which such Vehicle was delivered to the location designated by the Lessor in accordance with the Lessor's instructions, or (iii) was sold to any Person, the date on which the proceeds of such sale are received by the Lessor.

          "Disposition Proceeds" means the net proceeds from the sale or
           --------------------
disposition of a Vehicle.

          "Dollar" and the symbol "$" mean the lawful currency of the United
States.    ------

          "Eligible Box Manufacturer" means each of Morgan Corporation,
           -------------------------
Utilimaster, Grumman Allied Industries, Inc., Supreme Corporation and Union City Body Co.

          "Eligible Chassis Manufacturer" means each of Ford Motor Company,
           -----------------------------
General Motors Corporation, Navistar International

Transportation Corporation, Chrysler Corporation, Isuzu Motors Limited and Freightliner Corporation.

          "Eligible Investments" means
           --------------------
               (a)       Government Obligations;

               (b) participation certificates (excluding strip mortgage securities which are purchased at prices exceeding their principal amounts) and senior debt obligations of the Federal Home Loan Mortgage Corporation, consolidated system wide bonds and notes of the Farm Credit System, senior debt obligations and mortgage-backed securities (excluding stripped mortgage securities which are purchased at prices exceeding their principal amounts) of the Federal National Mortgage Association which, in the case of mortgage-backed securities, are rated at least AA by S&P and Aa by Moody's, senior debt obligations (excluding securities that have no fixed value and/or whose terms do not promise a fixed dollar amount at maturity or call date) of the Student Loan Marketing Association and debt obligations of the Resolution Funding Corp. (collectively, "Agency Obligations");
                ------------------


               (c) direct obligations of any state of the United States of America or any subdivision or agency thereof whose short-term unsecured general obligation debt has ratings from S&P of at least A-1 and Moody's of at least Prime-1 or any obligation that has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively, and which is fully and unconditionally guaranteed by any state, subdivision or agency whose short-term, unsecured general obligation debt has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively;

               (d) commercial paper maturing in not more than 365 days and having ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively;

               (e) deposits, Federal funds or bankers acceptances (maturing in not more than 365 days of any domestic bank (including a branch office of a foreign bank which branch office is located in the United States; provided that the Agent shall have received a legal opinion or opinions to the effect that full timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank), which:

                    (i) has an unsecured, uninsured and unguaranteed obligation which has ratings from S&P and Moody's at least equivalent to A-1 and Prime-1, respectively, or

                    (ii) is the lead bank of a parent bank holding company with an uninsured, unsecured and unguaranteed obligation meeting the rating requirements in (i) above;

               (f) deposits of any bank or savings and loan associat which has combined capital, surplus and undivided profits of not less than $100 million, provided such deposits are fully insured by the Federal Deposit Insurance Corporation, the Banking Insurance Fund or the Savings Association Insurance Fund;

               (g) investments in a money-market fund which may be a 12b-1 fund as registered under the Investment Company Act and is rated at least the equivalent of AAm or AAm-G by S&P and Prime-1 by Moody's;

               (h) repurchase agreements with a term of six months or less with any institution having short-term, unsecured debt rated at least the equivalent of A-1 by S&P and Prime-1 by Moody's;

               (i) repurchase agreements collateralized by Government Obligations or Agency Obligations (the "Collateral Securities") with any registered broker dealer which is under --------------------- the jurisdiction of the Securities Investors Protection Corp. or any commercial bank, if such broker-dealer or bank has uninsured, unsecured and unguaranteed debt rated at least the equivalent of A-1 by S&P and Prime-1 by Moody's; provided that the conditions set forth in clause (i) of the definition of "Eligible Investments" in the Liquidity Agreement are satisfied; and

               (j) other investment instruments approved in writing pursuant to the Liquidity Agreement.

     "Eligible Vehicle" means a truck that is (i) manufactured by Manufacturers
      ----------------
and (ii) owned by Leasco free and clear of all Liens other than Permitted Liens.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute of similar import, as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "ERISA Affiliate" means, with respect to any Person, any corporation, trade
      ---------------
or business that is, along with such Person, treated as a single employer under
Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as a single employer under Section 414 of the Code.

     "ERISA Event" shall mean (a) any "reportable event", as defined in Section
      -----------
4043 of ERISA or the regulations issued thereunder, with respect to a Plan and with respect to which the PBGC has neither waived the report requirements nor publicly announced that it will not impose monetary penalties for failure to meet the reporting requirements; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Lessee or any of its Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Lessee or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Lessee or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to a
                                   ----------------------
Plan pursuant to which the Lessee or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Lessee or any of its Subsidiaries could otherwise be liable, and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Lessee (other than for the payment of premiums to the PBGC or the payment of contributions to any such Plan or Multiemployer Plan made in the ordinary course of business).

          "Event of Bankruptcy" shall be deemed to have occurred with respect to
           -------------------
a Person if:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

          (c) the board of directors of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

     "Fee Letter" means the fee letter, dated as of the Closing Date, from
      ----------
Finco, addressed to, and acknowledged and agreed to by, the Agent.

     "Financed Portion of Vehicle Depreciation" means for any period the product
      ----------------------------------------
of (a) one minus the then applicable Required Enhancement Percentage expressed as a figure (e.g., if the Required Enhancement Percentage is 19.5%, then for
             ----
purposes of this calculation it should be expressed as 0.195) and (b) the Depreciation Charges for the Vehicles for such period.

     "Financial Officer" means, with respect to any corporation, the chief
      -----------------
financial officer, vice-president-finance, principal accounting officer, controller or treasurer of such corporation.

     "Finco" means FCTR, Inc., a Delaware corporation.
      -----

     "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) the
      ---------------------------
sum of Consolidated Cash Flow Available for Fixed Charges plus Average Amount of
                                                          ----
Unused Availability, in each case, for such period to (b) Fixed Charges for such period.

     "Fixed Charges" means, for any period, the sum of (a) the sum of
      -------------
Consolidated Cash Interest Expense for such period, (b) scheduled principal payments of Indebtedness made by the Lessee or any Subsidiary to any Person other than the Lessee or any wholly owned Subsidiary of the Lessee during such period and (c) any dividends paid by the Lessee during such period.

     "Fleet" means Eligible Vehicles owned by Leasco subject to the Lease,
      -----
considered as a group.

     "Fleet Disposition Limit" means that number of Vehicles equal to the lesser
      -----------------------
of (i) one-twelfth of the Vehicles in the Fleet by absolute count or (ii) the number of Vehicles in the Fleet representing an aggregate Net Book Value (measured as of the dates of the respective sales of such Vehicles) of one-twelfth of the Net Book Value of the Fleet, in each case measured immediately prior to the first day of the applicable month.

     "GAAP" means the generally accepted accounting principles promulgated or
      ----
adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

     "Governmental Authority" means any Federal, state, local or foreign court
      ----------------------
or governmental department, commission, board bureau, agency, authority, instrumentality or other administrative or regulatory body.

     "Government Obligations" means direct obligations of, or obligations the
      ----------------------
timely payment of principal of and interest on which is fully and unconditionally guaranteed by, the United States of America and U.S. Treasury REFCORPS.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in
      ------    ------    ------    ---------
the Lease refer to the Lease as a whole and not to any particular Section, paragraph or provision of the Lease.

     "Holder" means the holder from time to time of any Commercial Paper Note.
      ------

     "including" means including without limiting the generality of any
      ---------
description preceding such term, and, for purposes of the Lease, the parties thereto agree that the rule of ejusdem generis shall not be applicable to limit
                               ------- -------
a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness", as applied to any Person, means, without duplication, (a)
      ------------
all obligations of such Person for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(d) any obligation owed for all or any part of the deferred purchase price for property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), which purchase price is due more than six months after the date of placing such property in final service or taking final delivery and title thereto or the completion of such services, (e) all Indebtedness of others secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person (provided that if the obligations so secured have not been assumed by such Person, such obligations shall be deemed to be in an amount equal to the fair market value of such property, as determined in good faith by the board of directors of such Person) and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

     "Indemnified Persons" is defined in Sections 13.2 of the Lease.
      -------------------                -------------

     "Indemnifying Person" is defined in Section 13.3 of the Lease.
      -------------------                ------------

     "Initial Vehicles" means those trucks leased pursuant to the Original Lease
      ----------------
Agreement immediately prior to the Closing Date.

     "Interest Rate Protection Agreement" shall mean any interest rate swap
      ----------------------------------
agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect the Lessee or any of its Subsidiaries against fluctuations in interest rates and not entered into for speculation.

     "Investment Company Act" means the Investment Company Act of 1940, as
      ----------------------
amended.

     "IPO" shall mean a fully distributed initial public offering of common
      ---
stock of the Lessee pursuant to an effective registration statement under the Securities Act of 1933.

     "Lease" means the Base Lease, together with all Lease Annexes, as the same
      -----
may be amended, modified or supplemented from time to time in accordance with its terms.

     "Lease Annex" means the Annex to the Base Lease, as the same may be
      -----------
amended, supplemented or modified from time to time in accordance with its terms.

     "Lease Commencement Date" is defined in Section 3.2 of the Lease.
      -----------------------                -----------

     "Lease Event of Default" is defined in Section 15.1 of the Lease.
      ----------------------                ------------

     "Lease Expiration Date" is defined in Section 3.2 of the Lease.
      ---------------------                -----------

     "Lessee" means Ryder TRS, Inc., in its capacity as lessee under the Lease,
      ------
or any successor by merger to Ryder TRS, Inc. in accordance with Section 23.1 of
                                                                 ------------
the Lease, or any other permitted successor or assignee of Ryder TRS, Inc., in its capacity as Lessee, pursuant to Section 14 of the Lease.
                                    ----------

     "Lessee Indemnified Persons" is defined in Section 13.2.
      --------------------------                ------------

     "Lessor" means RCTR, Inc. in its capacity as the lessor under the Lease.
      ------

     "Lessor Indemnified Persons" is defined in Section 13.1.
      --------------------------                ------------

     "Letter Agreement" means the letter agreement dated October 15, 1996,
      ----------------
between the Lessee and Jay Alix & Associates, Inc., as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "LIBOR" means, with respect to any Payment Date:  (a) the rate for deposits
      -----
in U.S. dollars for a period equal to (or closest to) the Determination Period ending on such Payment Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two Business Days preceding the first day of such Determination Period, or (b) if such rate does not appear on Telerate Page 3750, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered in the London interbank market by first class banks as at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Determination Period for delivery on the first day of such Determination Period, and in an amount approximately equal to the amount of the Net Book Value of the Fleet on the first day of such Determination Period and for a period equal to (or closest to) such Determination Period.

     "Lien" means, when used with respect to any Person, any interest in any
      ----
real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

     "Liquidation Event of Default" means any event or condition with respect to
      ----------------------------
the Lessee, the Lessor or Finco of the type described in Section 9.01(f) of the
                                                         ---------------
Liquidity Agreement.

     "Liquidity Advance Notes" means, with respect to any Liquidity Lender, the
      -----------------------
Revolving Note and the Refunding Note issued to such Liquidity Lender by Finco.

     "Liquidity Agent" means Citibank, as agent for the Liquidity Lenders, or
      ---------------
such other Person as shall have subsequently been appointed as the successor Liquidity Agent pursuant to Section 10.04 of the Liquidity Agreement.

     "Liquidity Agreement" means the Liquidity Agreement, dated as of the
      -------------------
Closing Date among Finco, the Liquidity Lenders and the Liquidity Agent, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

     "Liquidity Commitment Agreement" means a Liquidity Commitment Agreement
      ------------------------------
substantially in the form of Exhibit K to the Liquidity Agreement.

     "Liquidity Documents" means the Liquidity Agreement, the Liquidity Advance
      -------------------
Notes, any Borrowing Request, any Continuation/Conversion Notice, any Liquidity Commitment Agreement, any Assignment and Acceptance, the Closing Date Certificate, and each other agreement, instrument, certificate or other document delivered in connection therewith.

     "Liquidity Lenders" is defined in the preamble of the Liquidity Agreement.
      -----------------

     "Loan Agreement" means the Loan Agreement, dated as of the Closing Date,
      --------------
between Finco, as the lender thereunder, and the Lessor, as the borrower thereunder, substantially in the form of Exhibit G to the Liquidity Agreement, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

     "Loan Note" is defined in Section 3.01 of the Loan Agreement.
      ---------                ------------

     "Loans" is defined in Section 2.01 of the Loan Agreement.
      -----                ------------

     "Management Agreement" shall mean the Management Agreement dated as of
      --------------------
October 17, 1996 between the Lessee and Questor Management (and its permitted successors and assigns thereunder), as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "Management Investors" means management and other employees of the Lessee
      --------------------
and its Subsidiaries who are as of the Closing Date or become in the future purchasers of common stock of the Lessee pursuant to any Option Plan.

     "Manufacturer" means each of the Eligible Box Manufacturers and Eligible
      ------------
Chassis Manufacturers.

     "Manufacturer Ineligibility Event" means with respect to any Eligible
      --------------------------------
Chassis Manufacturer, an Event of Bankruptcy with respect to such Eligible Chassis Manufacturer.

     "Material Adverse Effect" means, with respect to any occurrence, event or
      -----------------------
condition:

          (i) a materially adverse effect on the financial condition, business, assets, operations or business prospects of the Lessor or the Lessee and their respective Subsidiaries taken as a whole, other than a materially adverse effect on the business prospects of the Lessor or the Lessee and their respective Subsidiaries taken as a whole that have similarly affected the Lessor's or the Lessee's major competitors;

          (ii) a materially adverse effect on the ability of the Lessor or the Lessee to perform its material obligations under any of the Related Documents to which each is a party; and

          (iii)  a materially adverse effect on the enforceability of the Lease.

     "Maximum Lease Commitment" means $650,000,000.
      ------------------------

     "Maximum Vehicle Lease Term" is defined in paragraph 5 of the Lease Annex.
      --------------------------                -----------

     "Monthly Base Rent" with respect to the Vehicles is defined in the Lease
      -----------------
Annex.

     "Monthly Variable Rent" with respect to the Vehicles is defined in the
      ---------------------
Lease Annex.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Multiemployer Plan" means a multiemployer plan as defined in Section
      ------------------
4001(a)(3) of ERISA.

     "Net Book Value" means (a), with respect to each Vehicle, such Vehicle's
      --------------
Capitalized Cost minus the aggregate Depreciation Charges accrued with respect
                 -----
to such Vehicle through the last day of the Related Month and (b) with respect to the Fleet, the sum of the Capitalized Costs of each Vehicle included in the Fleet minus the aggregate Depreciation Charges accrued with respect to such Vehicles through the last day of the Related Month.

     "Net Cash Proceeds" means with respect to any Vehicle Sale or Non-Vehicle
      -----------------
Sale, the cash proceeds thereof net of (i) reasonable costs of sale (including payment of the outstanding principal amount of, premium or penalty, if any, interest and other amounts on any Indebtedness (other than any Indebtedness under the Related Documents) required to be repaid under the terms thereof as a result of such Sale), (ii) taxes paid or payable in the year such Sale occurs as a result thereof and (iii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations associated with such Sale, provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds.

     "Non-Vehicle Consolidated Capital Expenditures" means, for any period, the
      ---------------------------------------------
sum of all Capital Expenditures (other than Vehicle Consolidated Capital Expenditures) paid during such period.

     "Non-Vehicle Sale" means any sale, lease, transfer, assignment, loss,
      ----------------
damage or destruction (in the case of loss, damage or destruction, to the extent covered by insurance) or other disposition (by merger or otherwise) to any Person (other than the Lessee or any wholly owned Subsidiary of the Lessee) of equipment previously made available by a Ryder Dealer for bona fide sale or rent in the ordinary course of such Ryder Dealer's business.

     "Old Ryder" shall mean Ryder Truck Rental, Inc., a Florida corporation.
      ---------

     "Operating Lease" means the Base Lease as supplemented by the Lease Annex.
      ---------------

     "Option Plan" shall mean any employee stock option or stock purchase plan
      -----------
or other employee benefit plan of the Lessee or any of its Subsidiaries in existence from time to time.

     "Payment Date" means the 25th day of each month, or if such date is not a
      ------------
Business Day, the next succeeding Business Day.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and
      ----
defined in ERISA.

     "Permitted Holder" shall mean Questor and any Affiliate thereof that is
      ----------------
reasonably satisfactory to the Lessor.

     "Permitted Lien" is defined in Section 23.2 of the Lease.
      --------------                ------------

     "Person" means any natural person, corporation, business trust, joint
      ------
venture, association, company, limited liability company, partnership, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.

     "Plan" means any employee pension benefit plan subject the provisions of
      ----
Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA and in respect of which Lessee or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Potential Lease Event of Default" means an event which with the giving of
      --------------------------------
notice or lapse of time or both would constitute a Lease Event of Default.

     "Properties" shall mean the properties owned or operated by the Lessee and
      ----------
its Subsidiaries.

     "Qualifying Rentals" shall mean, with respect to any Vehicle, the bona fide
      ------------------
rental of such Vehicle by any person, other than an Affiliate of the Lessee or any Subsidiary, for a period of no more than 90 days, provided that such initial period of no more than 90 days may be extended or renewed for successive periods of no more than 90 days if (a) the aggregate length of such initial rental period and all extensions and renewals thereof does not exceed one year, (b) there is no significant penalty or purchase obligation for any failure to extend or renew such rental and (c) such Vehicle is not identified with such person's name, color or logo (other than any legally required placard indicating the identity of such person).

     "Questor" means collectively Questor Partners Fund, L.P., a Delaware
      -------
limited partnership and Questor Side-by-Side Partners, L.P., a Delaware limited partnership.

     "Questor Management" means Questor Management Company, a Delaware
      ------------------
corporation.

     "Rating Agencies" means, collectively, S&P, Moody's and any other
      ---------------
nationally recognized rating agency approved by the Liquidity Agent, Finco, the Lessee and the Majority Banks (as such term is defined in the Liquidity Agreement).

     "Refunding Advance" is defined in Section 3.01(b) of the Liquidity
      -----------------                ---------------
Agreement.

     "Refunding Note" means, with respect to any Liquidity Lender, a promissory
      --------------
note issued to such Liquidity Lender by Finco, substantially in the form of Exhibit B to the Liquidity Agreement, evidencing the Refunding Advances by such Liquidity Lender to Finco, and all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Related Documents" means, collectively, the Lease, the Liquidity
      -----------------
Documents, the Loan Agreement, the Collateral Agreement, the Depositary Agreement, the Dealer Agreement, the Loan Note, the Fee Letter and the Vehicle Title Nominee Agreement.

     "Related Month" means, with respect to any Payment Date or other date, the
      -------------
most recently ended calendar month; provided, however, that the initial Related
                                    --------  -------
Month shall be the period from and including the Closing Date to and including the last day of the calendar month in which such closing occurs.

     "Relocation Expenses" means all fees and expenses (including write-offs)
      -------------------
incurred in connection with the relocation of the principal executive office of the Lessee and its Subsidiaries from Miami, Florida to Denver, Colorado.

     "Rent" is defined in paragraph 8 of the Lease Annex.
      ----                -----------

     "Required Enhancement Percentage" is defined in the Liquidity Agreement.
      -------------------------------

     "Requirements of Law" means with respect to any Person or any of its
      -------------------
property, the certificate of incorporation or articles of association and by-laws, certificate of limited partnership, limited partnership agreement or other organizational or governing documents of such Person, and any law, ordinance, treaty, rule or regulation, requirement or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

     "Responsible Officer" means, with respect to the Lessee, the President, the
      -------------------
Chief Financial Officer, the Chief Executive

Officer, the Controller, any Vice President or the Treasurer of the Lessee.

     "Revolving Advance" is defined in Section 3.01(a) of the Liquidity
      -----------------                ---------------
Agreement.

     "Revolving Note" means, with respect to any Liquidity Lender, a promissory
      --------------
note issued to such Liquidity Lender by Finco, substantially in the form of Exhibit A to the Liquidity Agreement, evidencing the Revolving Advances by such Liquidity Lender to Finco, and all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Ryder Dealer" means any Person engaged, by or on behalf of the Lessee or
      ------------
any Subsidiary (including an independent, commissioned agent), in the Qualifying Rental of Vehicles or the bona fide sale or rental of other equipment and products of the Lessee or any Subsidiary, including through stores owned or operated by the Lessee or any Subsidiary.

     "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill
      ---
Companies, Inc.

     "Secured Parties" is defined in the Collateral Agreement.
      ---------------

     "Subsequently Acquired Vehicles" means all trucks acquired by the Lessor
      ------------------------------
after the Closing Date pursuant to a Vehicle Order delivered to the Lessor by the Lessee.

     "Subordinated Notes" means the 10% Senior Subordinated Notes of the Lessee
      ------------------
due 2006, in the original aggregate principal amount of $175,000,000.

     "Subsidiary" mean, with respect to any Person (herein referred to as the
      ----------
"parent"), any corporation, partnership, association or other business entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is made, otherwise controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Except as otherwise expressly indicated herein, references to Subsidiaries shall mean Subsidiaries of the Lessee.

     "Term" is defined in Section 3.2 of the Lease.
      ----                -----------

     "Title Documentation" is defined in Section 12.3 of the Lease.
      -------------------                ------------

     "Total Debt" means, at any date and without duplication, the aggregate
      ----------
amount of all Indebtedness of the Lessee and its

Subsidiaries at such date as determined on a consolidated basis in accordance with GAAP.

     "Total Debt Ratio" means, for any period, the ratio of (a) Total Debt on
      ----------------
the last day of such period to (b) Consolidated EBITDA of the Lessee for such period.

     "Transactions" means the Acquisition and the financing thereof (including,
      ------------
without limitation, the Subordinated Notes) and the transactions contemplated by the Related Documents.

     "United States" or "U.S." means the United States of America, its fifty
      -------------      ----
States and the District of Columbia.

     "Variable Rate" means, with respect to any Payment Date, an interest rate
      -------------
equal to (a) LIBOR as of such Payment Date plus (b)  350 basis points.
                                           ----

     "Vehicles" means, collectively, the Initial Vehicles and the Subsequently
      --------
Acquired Vehicles.

     "Vehicle Acquisition Schedule" is defined in Section 2.2 of the Lease.
      ----------------------------                -----------

     "Vehicle Consolidated Capital Expenditures" means, for any period, the sum
      -----------------------------------------
of all Capital Expenditures made in such period for the acquisition of Vehicles, which such Capital Expenditures shall include credits, allowances and similar items received by the Lessee or any Subsidiary for Vehicle trade-ins.

     "Vehicle Lease Commencement Date" is defined in Section 3.1 of the Lease.
      -------------------------------                -----------

     "Vehicle Lease Expiration Date", with respect to each Vehicle, means the
      -----------------------------
earliest of (i) the Disposition Date for such Vehicle, (ii) if such Vehicle becomes a Casualty, the date funds in the amount of the Net Book Value thereof are received by the Lessor from the Lessee in accordance with the Lease, and
(iii) the last day of the Maximum Vehicle Lease Term.

     "Vehicle Order" is defined in Section 2.2 of the Lease.
      -------------                -----------

     "Vehicle Perfection and Documentation Requirements" means, with respect to
      -------------------------------------------------
a Vehicle, submission of an application for the issuance of a Certificate of Title for such Vehicle with the department of registry of motor vehicles of the applicable state in which such Vehicle is to be registered, which such application shall reflect the following: the Lessor as the registered owner and the Agent as the first lienholder.

     "Vehicle Sale" means any sale, lease (other than pursuant to a Qualifying
      ------------
Rental), transfer, assignment, loss, damage or destruction (in the case of loss, damage or destruction, to the extent covered by insurance) or other disposition (by merger or otherwise) of Vehicles to any Person other than the Lessee or any wholly owned Subsidiary of the Lessee.

     "Vehicle Sale Proceeds" means, for any period, the sum of (a) all Net Cash
      ---------------------
Proceeds received during such period by the Lessee or any Subsidiary from Vehicle Sales and (b) the aggregate amount of credits, allowances and similar items received during such period by the Lessee or any Subsidiary for Vehicle trade-ins.

     "Vehicle Term" is defined in Section 3.1 of the Lease.
      ------------                -----------

     "Vehicle Title Nominee Agreement" means the Vehicle Title Nominee
      -------------------------------
Agreement, dated as of October 17, 1996, between Old Ryder and the Lessor, as amended.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result
      --------------------
of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in part I of Subtitle E of Title IV of ERISA.

     "written" or "in writing" means any form of written communication,
      -------      ----------
including, without limitation, by means of telex, telecopier device, telegraph or cable.

                                  LEASE ANNEX

                                     TO THE

                              AMENDED AND RESTATED
                      MASTER MOTOR VEHICLE LEASE AGREEMENT

                           Dated as of August 7, 1997

                                    between

                                   RCTR, Inc.
                                   as Lessor,

                                      and

                                Ryder TRS, Inc.
                                   as Lessee

     1. Scope of Annex. This Annex shall apply only to the acquisition and
        --------------
leasing of the Vehicles by the Lessor pursuant to the Base Lease, as supplemented by this Lease Annex (collectively, the "Lease").
                                                     -----
     2. General Agreement.  Lessor and Lessee intend that for all purposes
        -----------------
(including, but not limited to, financial accounting, regulatory accounting, federal income tax purposes and all applicable state and local income, franchise, sales, use and excise tax purposes and for purposes of any foreign corporation, business registration or doing business statutes), (A) the Lease with regard to the Vehicles will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, as well as for all tax purposes, (B) the Lessor will be treated as the owner and lessor of the Vehicles, (C) Lessee will be treated as the lessee of the Vehicles, and (D) Lessor will be entitled to all tax benefits ordinarily available to an owner of property similar to the Vehicles for such tax purposes. It is the intention of the Lessor and the Lessee that this Agreement be a "true lease" with respect to the Vehicles. If, notwithstanding the intent of the parties to this Agreement, this Agreement is deemed by any Court to constitute a financing arrangement or otherwise not to constitute a "true lease" with respect to the Vehicles, then it is the intention of the parties that this Agreement shall constitute a security agreement under applicable law.

     3. Lease Commitment.  Upon the execution and delivery of this Lease,
        ----------------
the Lessor shall, subject to the terms and conditions of the Base Lease, purchase from time to time on or after the Lease Commencement Date and prior to the Lease Expiration Date, such Vehicles identified in Vehicle Orders placed by the Lessee for a purchase price equal to the Capitalized Cost thereof, and simultaneously therewith, the Lessor shall, under the Lease, enter into an operating lease with the Lessee with respect to such Vehicles; provided, that
                                                               --------  ----
the aggregate amount of funds expended by the Lessor to acquire or finance the acquisition of all Vehicles shall (x) be equal to the sum of (1) the Capitalized Cost of all Vehicles acquired or financed on such date plus (2) the Net Book
                                                       ----
Value of all other Vehicles, and (y) not exceed the Maximum Lease Commitment;

provided, further, that such Maximum Lease Commitment may be exceeded at the
--------  -------  ----
sole discretion of the Lessor.

     4. Lease Procedures.  In connection with the acquisition of any
        ----------------
Vehicles to be leased on or after the Lease Commencement Date, the Lessee shall deliver to the Lessor a Vehicle Order (including a Vehicle Acquisition Schedule) identifying Vehicles that the Lessee desires to lease from the Lessor prior to the related Vehicle Lease Commencement Date in accordance with Section 2.2 of
                                                               -----------
the Base Lease.

      The Lessee hereby agrees that each such delivery of a Vehicle Order shall be deemed hereunder to constitute a representation and warranty by the Lessee, to and in favor of the Lessor that all the conditions precedent to the acquisition and leasing of the Vehicles identified in such Vehicle Order have been satisfied as of the date of such Vehicle Order.

      5. Maximum Vehicle Lease Term.  The maximum Vehicle lease term of the
         --------------------------
Lease as it relates to each Vehicle leased hereunder (the "Maximum Vehicle Lease
                                                      --------------------------
Term") shall be from the Vehicle Lease Commencement Date to the date that is
----
two-thirds of the remaining economic life of such Vehicle as calculated from the Vehicle Lease Commencement Date and as set forth on the Vehicle Acquisition Schedule. On the occurrence of such date for a Vehicle not previously disposed of, the Lessee shall, (a) either (i) deliver such Vehicle (other than a Casualty) to the Lessor or (ii) on behalf of the Lessor, promptly dispose of such Vehicle in accordance with the terms hereof and in accordance with any instructions of the Lessor for such disposition, (b) in each case, provide that Disposition Proceeds, if any, be paid directly to the Lessor and (c) pay to the Lessor, in accordance with this Lease, any other amounts unpaid and owing from the Lessee under the Lease in respect of such Vehicle.

     6. Conditions of Return.  Except in the case of Casualty, the Lessee
        --------------------
agrees to return each Vehicle on the applicable Vehicle Lease Expiration Date in good operating condition, normal wear and tear excepted.

     7. Lessor's Right to Cause Vehicles to be Sold.  Notwithstanding
        -------------------------------------------
anything to the contrary contained in the Base Lease, the Lessor shall have the right, at any time within twenty one days prior to the Vehicle Lease Expiration Date for each Vehicle, to require that the Lessee exercise commercially reasonable efforts to arrange for the sale of such Vehicle to a third party for a price at least equal to the Net Book Value thereof, in which event the Lessee shall so arrange for such a sale. If a sale of the Vehicle is arranged by the Lessee prior to the Vehicle Lease Expiration Date, then the Lessee shall deliver the Vehicle to the purchaser thereof and the Lessee shall cause to be delivered to the Lessor the funds paid for such Vehicle by the purchaser. If the Lessee is unable to arrange for a sale of the Vehicle in accordance with Lessor's instructions, then the Lessee shall cease attempting to arrange for such a sale and shall return such Vehicle to the Lessor or otherwise dispose of the Vehicle in accordance with Lessor's instructions.

     8. Calculation of Rent. Rent shall be due and payable on a monthly basis as
        ------------------
set forth in this paragraph 8:
                  -----------

         "Monthly Base Rent", with respect to each Payment Date and each
          -----------------
Vehicle leased under the Lease on any day during the Related Month, shall be the sum of all Depreciation Charges that have accrued with respect to such Vehicle during the Related Month.

         "Monthly Variable Rent", with respect to each Payment Date and each
          ---------------------
Vehicle leased under the Lease on any day during the Related Month, shall equal the product of (a) an amount equal to the Net Book Value of such Vehicle on the first day contained within both the Related Month and the Vehicle Term with respect to such Vehicle multiplied by the Variable Rate for the Determination Period ending on such Payment Date and (b) the quotient obtained by dividing (i) the number of days contained within both the Related Month and the Vehicle Term with respect to such Vehicle by (ii) the total number of days in the Related Month.

         "Rent" means Monthly Base Rent plus Monthly Variable Rent.
          ----                          ----

     9. Payment of Rent and Other Payments.
        ----------------------------------

           (a) Rent. On each Payment Date, the Lessee shall pay to the Lessor
               ----
     the Monthly Base Rents and Monthly Variable Rents that have accrued during the Related Month with respect to all Vehicles that were leased under the Lease on any day during the Related Month;

           (b)  Casualty Payments.  On each Payment Date, the Lessee shall
                -----------------
     pay to the Lessor all Casualty Payments as provided in Section 5.2 of the Base Lease; and

               (c)  Certain Other Payments.  The Lessee shall direct all
                    ----------------------
     Disposition Proceeds payable in respect of Vehicles to be paid directly to the Lessor. The Lessee agrees that in the event it shall receive directly any such payment, including cash, securities, obligations or other property, the Lessee shall accept the same as the Lessor's agent and shall hold the same in trust on behalf of and for the benefit of the Lessor, and shall deposit the same, by the date required for such deposit in Section
                                                                      -------
     22.9 of the Base Lease, into the Collateral Account (or as otherwise
     ----
     directed by the Lessor).

     10.  Net Lease.  THE LEASE SHALL BE A NET LEASE, AND THE LESSEE'S
          ---------
OBLIGATION TO PAY ALL RENT AND OTHER SUMS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT OR REDUCTION FOR ANY REASON WHATSOEVER. The obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected (except as may be expressly provided herein) for any reason including without limitation: (i) any defect in the condition, merchantability, quality or fitness for use of the Vehicles or any part thereof; (ii) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of the Vehicles or any part thereof; (iii) any restriction, prevention or curtailment or interference with any use of the Vehicles or any part thereof;
(iv) any Lien created by the Lessee on the Vehicles; (v) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of the Lessee or the Lessor; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Lessee, the Lessor or any other Person, or any action taken with respect to the Lease by any trustee or receiver of any Person mentioned above, or by any court; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor; (viii) any failure on the part of the Lessor to perform or comply with any of the terms hereof (ix) any invalidity or unenforceability or disaffirmance of the Lease or any provision hereof or any of the other Related Documents or any provision of any thereof, in each case whether against or by the Lessee or otherwise; (x) any insurance premiums payable by the Lessee with respect to the Vehicles; or (xi) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing and whether or not foreseen or foreseeable. The Lease shall be noncancelable by the Lessee and, except as expressly provided herein, the Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender the Operating Lease, or to any diminution or reduction of Rent payable by the Lessee hereunder. All payments by the Lessee made hereunder shall be final (except to the extent of adjustments provided for herein), absent manifest error and, except as otherwise provided herein, the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error. If for any reason whatsoever the Lease shall be terminated in whole or in part by operation of law or otherwise except as expressly provided herein, the Lessee shall nonetheless pay an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of the Lease as if it had not been terminated in whole or in part. All covenants and agreements of the Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated.

          11. Liens.  Except for Permitted Liens, the Lessee shall keep all
              -----
Vehicles leased by it free of all Liens arising during the Vehicle Term. Upon the Vehicle Lease Expiration Date for each Vehicle leased hereunder, the Lessor may, in its discretion, remove any such Lien created by the Lessee and any sum of money that may be paid by the Lessor in release or discharge thereof, including attorneys' fees and costs, will be paid by the Lessee upon demand by the Lessor. The Lessor may grant security interests in the Vehicles without consent of the Lessee.

          12. Non-Disturbance.  So long as the Lessee satisfies its obligations
              ---------------
hereunder, its quiet enjoyment, possession and use of the Vehicles will not be disturbed during the Term subject, however, to paragraph 7 of this Annex and
                                               -----------
except that the Lessor
retains the right, but not the duty, to inspect the Vehicles without disturbing the ordinary conduct of the Lessee's business. Upon the request of the Lessor, from time to time, the Lessee will make reasonable efforts to confirm to the Lessor the location, mileage and condition of each Vehicle and to make available for the Lessor's inspection within a reasonable time period, not to exceed forty-five (45) days at a location reasonably agreed upon by the parties. Further, the Lessee will, during normal business hours and with a notice of three (3) Business Days, make its records pertaining to the Vehicles available to the Lessor for inspection at the location where the Lessee's records are normally domiciled.

     13. Certain Risks of Loss Borne by Lessee.  During the Maximum Vehicle
         -------------------------------------
Lease Term, as between the Lessor and the Lessee, the Lessee assumes and bears the risk of loss, damage, theft, taking, destruction, attachment, seizure, confiscation or requisition and all other risks and liabilities with respect to such Vehicle, including personal injury or death and property damage, arising with respect to any Vehicle due to the manufacture, purchase, acceptance, rejection, delivery, leasing, subleasing, possession, use, inspection, operation, condition, maintenance, repair or storage of such Vehicle, howsoever arising.

     14. Title.  This is an agreement to lease only, and title to the
         -----
Vehicles will at all times remain in the Lessor's name. The Lessee will not have any rights or interest in such Vehicles whatsoever other than the rights of possession and use as provided by this Lease.

      15. Appraisal. (a) In the case of the need to determine the fair net
          --------
rental value of the Vehicles in accordance with the provisions of clause (b) of

Section 15.2 of the Base Lease, Lessee shall, promptly upon request, deliver to
------------
Lessor notice of the name of a person selected to act as appraiser on its behalf. Within 10 days after receipt of any such notice, Lessor shall by notice to the Lessee appoint a second person as appraiser on its behalf. The appraisers thus appointed shall appoint a third appraiser, and such three appraisers, each of whom must be a member of the American Society of Appraisers (or any successor organization thereto), shall, as promptly as possible, proceed to appraise the Vehicles to determine the fair market rental value thereof (giving effect to the impact, if any, of inflation on such fair market rental value from the date of their decision to the Vehicle Lease Expiration Date);

provided, however, that
--------  -------

          (i) if the second appraiser shall not have been appointed as aforesaid, the first appraiser shall proceed to determine such matter; and

          (ii) if the two appraisers appointed by the parties shall be unable to agree, within 10 Business Days after the appointment of the second appraiser, upon the selection of a third appraiser, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within 10 Business Days after the appraisers appointed by the parties give notice as aforesaid, then within 5 Business Days thereafter either of the parties upon notice to the other party may request such appointment by the American Society of Appraisers (or any successor organization thereto), or in its absence, refusal, failure or inability to act, may apply for a court appointment of such appraiser; Lessee and Lessor hereby agree to use their best efforts to cause the third appraiser to be appointed within 30 days after the appointment of the second appraiser if the first two appraisers are unable to agree upon such third appraiser.

                     (b) The appraisers shall render their decision and award, upon the concurrence of at least two of their number, within 30 days after the appointment of the third appraiser or by the sole appraiser within 30 days after the expiration of the period described in paragraph (a) above for the appointment of a second appraiser, in the event no second appraiser is so appointed. Such decision and award shall be in writing and shall be final and binding on the parties, and the first appraiser shall promptly deliver counterpart copies thereof to each of the parties. The fees and expenses of all three appraisers and all other costs and expenses incurred in connection with each appraisal shall be borne by Lessee.


                                 *     *     *